UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22488

Blackstone / GSO Long-Short Credit Income Fund

(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code: (800) 831-5776

Date of fiscal year end:      December 31

Date of reporting period:   January 1, 2013 – June 30, 2013

Item 1.	Report to Stockholders.

Blackstone / GSO Funds	Manager Commentary
June 30, 2013 (Unaudited)

To our shareholders:

Market Update

Recent signals by Federal Reserve Chairman Bernanke regarding the tapering of its long standing program of quantitative easing (“QE”) roiled financial markets beginning in mid-May. Positive market technicals and floating interest rates provided senior loans with only partial immunity to the bout of volatility. But, by the second week of June, loan prices largely rebounded as cash flowed to loan mutual funds and ETFs and the Fed moderated its rhetoric. The Credit Suisse Leveraged Loan Index (“CSLLI”) returned 2.8% YTD, outpacing high yield, investment grade, and U.S. Treasuries, which returned 1.5%, -3.4%, and -4.9%, respectively. Lower quality loans have consistently outperformed; the Lower Tier (CCC/Default) segment of the CSLLI returned 6.0% while the Middle Tier (Split BB/B) and Upper Tier (Split BBB/BB) components returned 3.0% and 1.7%, respectively.

Loan and high yield bond spreads widened moderately overall during Q2 after tightening in early May. On a relative value basis, we continue to favor loans over high yield bonds. Loan spreads, as measured by the 3-year discount margin, widened 22 basis points during Q2 after compressing 56 basis points during Q1. Loan spreads ended the period at 521 basis points, still wide of the 453 basis points 20-year historical average. Conversely, high yield spreads widened 34 basis points to 541 basis points, but remained inside the 589 basis points historical average.

Corporate credit fundamentals remain strong so leveraged finance asset price movements continue to be “all about the technicals.” Healthy demand from institutional and retail investors has allowed loan prices to remain relatively stable compared to other fixed income investment alternatives. CLO buyers represented the largest percentage of buyers in the new issue loan market at 58%, followed by retail investors (26%), hedge funds (8%), and insurance/finance companies (8%), for the first half of 2013. At the end of June, loan mutual funds had experienced 54 consecutive weekly inflows including 22 consecutive weeks that brought in $800 million or more of fresh cash to the market, accumulating year-to-date total inflow to a record $32 billion for that period. High yield mutual funds, however, did not fare as well. After the Fed announcement of QE tapering in May, high yield mutual funds experienced five consecutive weekly outflows aggregating $12.3 billion. June’s monthly outflow of $9.5 billion greatly exceeded June 2011’s previous high of $7.1 billion.

Although the unique technical market environment put pressure on loan prices during Q2 particularly as high yield investors sold loans to meet redemptions, we believe loans and high yield bonds continue to benefit from healthy credit fundamentals. High yield bond and loan default volumes fell to a two-year low of $2.5 billion in Q2 compared to $6.8 billion at the end of Q1. The par-weighted loan default rate declined marginally to 1.3% at the end of Q2 from 1.7% at the end of Q1, well below the 3.8% 20-year historical average.

Blackstone / GSO Senior Floating Rate Term Fund, Performance

Blackstone / GSO Senior Floating Rate Term Fund (“BSL”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BSL.” BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, BSL invests at least 80% of its total assets in senior, secured floating rate loans (“Senior Loans”). BSL may also invest in second-lien loans and high yield bonds, and employs financial leverage with may increase risk to BSL.

As of June 30, 2013, BSL held over 90% of its Managed Assets in first and second-lien secured bank loans and approximately 5% in high yield bonds with the remainder held in cash. BSL’s investments represented the obligations of 182 companies diversified across 28 distinct industries, average position size represented 0.5% of Managed Assets and the top five industry groups represented 48% of total holdings of BSL. Diversification across industries was generally consistent with their respective representations in the U.S. economy as a whole. High Tech Industries and Healthcare and Pharmaceuticals represented the top industry weightings. In light of the sequester and the increased scrutiny placed on all providers of goods or services to, or reimbursed by, the federal government, we remain very cautious and look to closely manage our exposure to healthcare, government related IT services and defense industries.

BSL outperformed its key benchmark, the CSLLI, on a Net Asset Value (“NAV”) basis for the three-year period ended June 30, 2013 and its life since inception, but underperformed the benchmark for the three-month, six-month, and one-year periods ended June 30, 2013. We attribute the underperformance in BSL to its minimal allocation to lower rated assets (those rated CCC or below). As stated earlier, the six-month performance of the Lower Tier of the CSLLI was double that of the Middle Tier. We believe that maintaining a higher credit quality in the portfolio is more appropriate than investing in riskier, but higher yielding, assets given the current market environment. BSL traded at an average premium to NAV of 7.26% for the six-month reporting period. Assets acquired with borrowings under BSL’s long-term leverage facility were accretive to earnings and changes in the market value of the underlying portfolio. For more details regarding the leverage employed, please see Note 9, “Leverage,” in this report.

Blackstone / GSO Long-Short Credit Income Fund, Performance

Blackstone / GSO Long Short Credit Income Fund (“BGX”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BGX.” BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX takes long positions in

Semi-Annual Report | June 30, 2013	1

Blackstone / GSO Funds	Manager Commentary
June 30, 2013 (Unaudited)

investments which we believe offer the potential for attractive returns under various economic and interest rate environments. BGX may also take short positions in investments that we believe will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or the general level and direction of interest rates. BGX must hold no less than 70% of its Managed Assets in secured floating rate loans (“Secured Loans”), but may also invest in unsecured loans and high yield bonds. BGX may use financial leverage and derivatives in employing its long strategy for up to a total of 130% of net assets. As of June 30, 2013, approximately 75% of BGX’s assets were invested, either directly or via a total return swap arrangement, in Secured Loans and 25% were invested in high yield bonds. In the aggregate, these investments represented the direct obligations of 157 companies diversified across 26 distinct industries, with an average position representing 0.6% of Managed Assets. The top five industry groups represented 47% of total holdings of BGX. BGX carried no short positions as of June 30, 2013.

BGX outperformed its benchmark, a composite weighting of the CSLLI and the Credit Suisse High Yield Index (“CSHYI”) (70% senior loans, 30% high yield bonds), for the three-month, six-month and one-year periods ended June 30, 2013 and its life since inception on a NAV basis. The Fund traded at an average premium to NAV of 1.08% for the six-month reporting period.

Blackstone / GSO Strategic Credit Fund, Performance

Blackstone / GSO Strategic Credit Fund, (“BGB”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BGB.” BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital. BGB invests primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien loans (“Senior Secured Loans”) and high yield corporate bonds of varying maturities. BGB must hold no less than 80% of its Managed Assets in credit investments comprised of corporate fixed income instruments and other investments with similar economic characteristics.

As of June 30, 2013, approximately 76% of BGB’s assets were invested in Senior Secured Loans and 22% were invested in high yield bonds. In the aggregate, these investments represent the direct obligations of 266 companies diversified across 26 distinct industries, with an average position representing 0.33% of Managed Assets. The top five industry groups represented 47% of total holdings of BGB.

BGB outperformed its benchmark, a composite weighting of the CSLLI and the CSHYI (75% senior loans, 25% high yield bonds), for the six-month period ended June 30, 2013 and its life since inception, but underperformed the benchmark for the three-month period ended June 30, 2013 on a NAV basis. Similar to BSL, we attribute the underperformance in BGB to its minimal allocation to lower rated assets. BGB traded at an average premium to NAV of 0.25% for the six-month period ended June 30, 2013.

In Conclusion:

Credit fundamentals, as we have noted earlier, remain strong. The Federal Reserve has indicated that while its zero interest rate policy will remain undisturbed, it is likely to begin tapering its bond purchases. These policy changes should bode well for senior loans generally and some high yield bonds. We believe that the portfolios of our three closed-end funds are well positioned to take advantage of current and expected market conditions.

We thank you again and as always for your confidence and continued investment in our family of funds. We look forward to continued communications, and will keep you apprised of the progress of the funds specifically and the leveraged finance market place generally. Additional information about our funds is available on our website at www.blackstone-gso.com.

GSO / Blackstone Debt Funds Management LLC

2	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Financial Data
June 30, 2013 (Unaudited)

BSL’s Portfolio Composition

BSL’s Moody’s Rating Distribution

Portfolio Characteristics

Weighted Average Loan Spread^	5.06%
Current Dividend Yield†	6.59%
Weighted Average Days to Reset (Loans)	63
Average Position*	0.49%
Leverage*	33.07%

Top 10 Holdings*
U.S. Foods, Inc., Senior Secured First Lien Term Loan	1.42%
Sheridan Production Partners LP, Senior Secured Tranche B-2 First Lien Term Loan [PRT I]	1.19%
Sedgwick Holdings, Inc., Senior Secured Second Lien Term B Loan	1.16%
BBTS Borrower LP, Senior Secured First Lien Term Loan	1.14%
Sports Authority, Inc. (aka TSA), Senior Secured First Lien Term B Loan	1.12%
Chrysler Group LLC, Senior Secured First Lien Tranche B Term Loan	1.10%
Hupah Finance, Inc., Senior Secured First Lien Initial Term Loan	1.09%
Smile Brands Group, Inc., Senior Secured First Lien Term B Loan	1.09%
Advantage Sales & Marketing, Inc., Senior Secured Second Lien Term Loan	1.09%
Valeant Pharmaceuticals International, Inc., Senior Secured First Lien Series E Tranche B Term Loan	1.08%
Top 10 Holdings	11.48%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

^	Spread over LIBOR inclusive of LIBOR floors.
†	Using current dividend rate of $0.11/share and market price per share as of June 30, 2013.
*	As a percentage of Managed Assets.

Top 5 Industries*

High Tech Industries	12.77%
Healthcare and Pharmaceuticals	11.07%
Services - Business	8.98%
Retail	8.20%
Energy, Oil and Gas	6.90%

BSL Total Return

	3 Month	6 Month	1 Year	3 Year†	Since Inception†
NAV	0.13%	2.36%	7.48%	7.54%	7.19%
Market Price	-1.98%	1.27%	13.02%	7.24%	7.01%
CS Leveraged Loan Index	0.43%	2.81%	7.64%	6.86%	6.60%

*	As a percentage of Managed Assets.
†	Annualized.

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, current dividend yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Holdings are subject to change daily.

Performance data quoted represents past performance and does not guarantee future results.

Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance. Indices are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. The performance of the index does not represent generally the performance of any investment.

Semi-Annual Report | June 30, 2013	3

Blackstone / GSO Long-Short Credit Income Fund	Financial Data
June 30, 2013 (Unaudited)

BGX’s Portfolio Composition

+	Includes 5.94% invested in Secured Loans through total return swaps.
++

The Fund’s Net Cash and Other Assets Less Liabilities includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand, and the Fund’s Net Cash and Other Assets Less Liabilities therefore equaled -0.73% of the Fund’s Managed Assets. The Fund uses funds from its securities lending program to settle amounts payable for investments purchased, but such funds are not reflected in the Fund’s net cash.

BGX’s Moody’s Rating Distribution

Portfolio Characteristics

Weighted Average Loan Spread^	5.09%
Weighted Average Bond Coupon	8.53%
Current Dividend Yield†	6.60%
Weighted Average Days to Reset	59
Average Position*	0.56%
Long Positions**	124.61%
Short Positions**	0.00%
Net Positions**	100.00%
Leverage**	25.42%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

^	Spread over LIBOR inclusive of LIBOR floors
†	Using current dividend rate of $0.108/share and market price per share as of June 30, 2013.
*	As a percentage of Managed Assets.
**	As a percentage of Net Assets.

Top 10 Holdings*

Resolute Energy Corp., Senior Unsecured Bond	1.63%
Armored AutoGroup, Inc. (fka Viking Acquisition, Inc. (aka Global AutoCare)), Senior Secured First Lien Term B Loan	1.63%
Hupah Finance, Inc., Senior Secured First Lien Initial Term Loan	1.61%
Drumm Investors LLC (aka Golden Living), Senior Secured First Lien Term Loan	1.59%
Presidio, Inc., Senior Secured First Lien Term Loan	1.55%
Del Monte Foods Co., Senior Unsecured Bond	1.50%
U.S. Foods, Inc., Senior Secured First Lien Term Loan	1.49%
Kronos, Inc. (aka Seahawk Acquisition Corp.), Senior Secured First Lien Incremental Term Loan	1.35%
Sensus U.S.A., Inc. (fka Sensus Metering Systems), Senior Secured Second Lien Term Loan	1.25%
Fibertech Networks LLC (aka Firefox), Senior Secured First Lien Term Loan	1.17%
Top 10 Holdings	14.77%

Top 5 Industries*

High Tech Industries	11.59%
Energy, Oil and Gas	10.26%
Retail	8.79%
Services - Business	8.70%
Healthcare and Pharmaceuticals	7.99%

BGX Total Return

	3 Month	6 Month	1 Year	Since Inception†
NAV	0.20%	3.22%	8.90%	6.59%
Market Price	1.94%	8.46%	15.39%	6.23%
70% CS Leveraged Loan Index, 30% CS High Yield Index	-0.11%	2.43%	8.11%	5.88%

*	As a percentage of Managed Assets.
†	Annualized.

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, current dividend yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Holdings are subject to change daily.

Performance data quoted represents past performance and does not guarantee future results.

4	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Financial Data
June 30, 2013 (Unaudited)

Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. Credit Suisse High Yield Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market. New issues are added to the index upon issuance if they qualify according to the following criteria: issues must be publicly registered in the United States or issued under Rule 144A with registration rights; issues must be rated “BB” or lower; the minimum amount outstanding is $75 million; and issues must be U.S. dollar-denominated straight corporate debt, including cash-pay, zero-coupon, stepped-rate and pay-in-kind (PIK) bonds. Floating-rate and convertible bonds and preferred stock are not included; if an issuer has more than two issues outstanding, only the two most liquid issues are included in the index. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance. Indices are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. The performance of the index does not represent generally the performance of any investment.

Semi-Annual Report | June 30, 2013	5

Blackstone / GSO Strategic Credit Fund	Financial Data
June 30, 2013 (Unaudited)

BGB’s Portfolio Composition

BGB’s Moody’s Rating Distribution

Portfolio Characteristics

Weighted Average Loan Spread^	5.51%
Weighted Average Bond Coupon	7.41%
Current Dividend Yield†	7.44%
Weighted Average Days to Reset on Loans	60
Average Position*	0.33%
Leverage*	31.48%

Top 10 Holdings*

Smart & Final Stores LLC, Senior Secured First Lien Term Loan	1.23%
Blackboard, Inc., Senior Secured First Lien Term B-2 Loan	1.04%
Custom Building Products, Inc., Senior Secured First Lien Term Loan	1.04%
Bway Corp. (aka ICL Industrial Containers), Senior Secured First Lien Term B Loan	0.98%
John Henry Holdings, Inc. (aka Multi Packaging Solutions), Senior Secured First Lien Term Loan	0.97%
Pinnacle Operating Corp., Senior Secured First Lien Term B Loan	0.90%
BBTS Borrower LP, Senior Secured First Lien Term Loan	0.86%
U.S. Foods, Inc., Senior Secured First Lien Term Loan	0.83%
Collective Brands Finance, Inc. (aka Payless ShoeSource), Senior Secured First Lien Term Loan	0.83%
Delta Airlines, Inc., Senior Secured First Lien Term B1 Loan	0.81%
Top 10 Holdings	9.49%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

^	Spread over LIBOR inclusive of LIBOR floors.
†	Using current dividend rate of $0.117/share and market price per share as of June 30, 2013.
*	As a percentage of Managed Assets.

Top 5 Industries*

High Tech Industries	12.55%
Energy, Oil and Gas	10.01%
Healthcare and Pharmaceuticals	8.70%
Retail	8.36%
Telecommunications	7.48%

* As a percentage of Managed Assets.

BGB Total Return

	3 Month	6 Month	Since Inception
NAV	-0.13%	2.95%	4.73%
Market Price	-4.33%	5.49%	-0.93%
75% CS Leveraged Loan Index, 25% CS High Yield Index	-0.02%	2.49%	4.54%

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, current dividend yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Holdings are subject to change daily.

Performance data quoted represents past performance and does not guarantee future results.

Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. Credit Suisse High Yield Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market. New issues are added to the index upon issuance if they qualify according to the following criteria: issues must be publicly registered in the United States or issued under Rule 144A with registration rights; issues must be rated “BB” or lower; the minimum amount outstanding is $75 million; and issues must be U.S. dollar-denominated straight corporate debt, including cash-pay, zero-coupon, stepped-rate and pay-in-kind (PIK) bonds. Floating-rate and convertible bonds and preferred stock are not included; if an issuer has more than two issues outstanding, only the two most liquid issues are included in the index. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance. Indices are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. The performance of the index does not represent generally the performance of any investment.

6	www.blackstone-gso.com

Blackstone /GSO Senior Floating Rate Term Fund	Portfolio of Investments
June 30, 2013 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
FLOATING RATE LOAN INTERESTS(a) - 138.30%
Aerospace and Defense - 4.15%
Booz Allen Hamilton, Inc., Senior Secured Tranche B First Lien Initial Term Loan, 4.500%, 7/27/2019	Ba2	$2,991,589	$2,996,271
Camp Systems International Holdings Co., Senior Secured First Lien Refinance Term Loan, 5.250%, 05/31/2019	B1	583,824	590,876
DAE Aviation Holdings, Inc., Senior Secured First Lien Term B-1 Loan, 6.250%, 11/02/2018	B3	1,086,452	1,091,885
DAE Aviation Holdings, Inc., Senior Secured First Lien Term B-2 Loan, 6.250%, 11/02/2018	B3	492,525	494,988
Landmark Aviation (LM U.S. Member LLC), Senior Secured First Lien Canadian Term Loan, 5.750%, 10/25/2019	B3	194,336	196,036
Landmark Aviation (LM U.S. Member LLC), Senior Secured First Lien Initial Term Loan, 5.750%, 10/25/2019	B3	2,293,164	2,313,229
Landmark Aviation (LM U.S. Member LLC), Senior Secured Second Lien Initial Term Loan, 9.500%, 10/26/2020	B3	521,739	528,913
PRV Aerospace LLC, Senior Secured First Lien Term Loan, 6.500%, 05/09/2018	B3	454,217	456,204
Sequa Corp., Senior Secured First Lien Term Loan, 5.250%, 06/19/2017	B2	3,446,202	3,460,556

			12,128,958

Automotive - 3.26%
Affinia Group, Inc., Senior Secured Tranche B-2 First Lien Term Loan, 4.750%, 04/27/2020	B3	1,888,889	1,886,528
Chrysler Group LLC, Senior Secured First Lien Tranche B Term Loan, 4.250%, 05/24/2017	Ba2	4,788,655	4,814,107
Jason, Inc., Senior Secured First Lien Term Loan, 5.000%, 02/28/2019	B1	1,955,556	1,960,445
TI Group Automotive Systems LLC, Senior Secured First Lien Additional Term Loan, 5.500%, 03/28/2019	Ba3	863,221	873,476

			9,534,556

Banking, Finance, and Real Estate - 4.26%
Alliant Holdings I, Inc., Senior Secured First Lien Term Loan, 5.000%, 12/20/2019	B2	2,931,696	2,937,193
AmWins Group LLC, Senior Secured First Lien Term B Loan, 5.000%, 09/06/2019	B2	1,980,050	1,990,782
Asurion LLC, Senior Secured Tranche B-1 First Lien Incremental Term Loan, 4.500%, 05/24/2019	Ba2	3,242,870	3,219,359
Cunningham Lindsey Corp., Senior Secured First Lien Term Loan, 5.000%, 12/10/2019	B1	2,985,000	2,985,000
First Data Corp., Senior Secured First Lien Term B Loan, 4.193%, 09/24/2018	B1	545,455	532,615
SNL Financial LC, Senior Secured First Lien Term Loan, 5.500%, 10/23/2018	B2	786,364	787,838

			12,452,787

Beverage, Food and Tobacco - 4.71%
Advance Pierre Foods, Inc., Senior Secured First Lien Term Loan, 5.750%, 07/10/2017	B1	1,617,568	1,626,666
Brasa Holdings, Inc., Senior Secured First Lien Term Loan, 7.500%, 07/22/2019	B1	2,150,417	2,177,297
Roundy’s Supermarkets, Inc., Senior Secured Tranche B First Lien Term Loan, 5.750%, 02/13/2019	B1	828,429	809,789
Supervalu, Inc., Senior Secured First Lien Term Loan, 5.000%, 03/21/2019	B3	2,966,330	2,953,353
U.S. Foods, Inc., Senior Secured First Lien Term Loan, 4.500%, 03/31/2019	B3	6,248,933	6,197,379

			13,764,484

Capital Equipment - 2.83%
BakerCorp International, Inc., Senior Secured First Lien Replacement Term Loan, 4.250%, 02/07/2020	Ba3	2,992,500	2,982,221
Sensus U.S.A., Inc. (fka Sensus Metering Systems), Senior Secured First Lien Term Loan, 4.750%, 05/09/2017	Ba2	592,424	592,611
Sensus U.S.A., Inc. (fka Sensus Metering Systems), Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	Ba2	4,714,286	4,702,500

			8,277,332

Semi-Annual Report | June 30, 2013	7

Blackstone /GSO Senior Floating Rate Term Fund	Portfolio of Investments
June 30, 2013 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
Chemicals, Plastics and Rubber - 3.65%
Berry Plastics Corp., Senior Secured First Lien Term D Loan, 3.500%, 02/08/2020	B2	$2,737,043	$2,711,985
Pinnacle Operating Corp., Senior Secured First Lien Term B Loan, 4.750%, 11/15/2018	B2	3,074,215	3,077,089
PQ Corp., Senior Secured First Lien Term Loan, 4.500%, 05/08/2017	B1	1,990,000	1,995,224
Taminco Global Chemical Corp., Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 02/15/2019	B1	379,822	381,169
U.S. Coastings Aquisition, Inc., Senior Secured First Lien Initial Term B Loan, 4.750%, 02/01/2020	B2	2,511,189	2,515,282

			10,680,749

Construction and Building - 2.60%
Custom Building Products, Inc., Senior Secured First Lien Term Loan, 6.000%, 12/16/2019	B1	3,766,925	3,781,050
Genarac Power Systems, Inc., Senior Secured First Lien Term B Facility Loan, 3.500%, 05/29/2020	B2	1,679,405	1,671,008
SRS Distribution, Inc., Senior Secured First Lien Term Loan, 4.750%, 09/02/2019	B2	2,157,895	2,147,105

			7,599,163

Consumer Goods Durable - 4.51%
AOT Bedding Super Holdings LLC (aka National Bedding/Serta), Senior Secured First Lien Term B Loan, 5.000%, 10/01/2019	B2	2,700,000	2,704,050
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	B2	1,067,961	1,070,097
Fender Musical Instruments Corp., Senior Secured First Lien Initial Term Loan, 5.750%, 04/03/2019	B2	476,190	477,874
Hupah Finance, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 01/21/2019	B2	4,764,435	4,776,370
MModal, Inc., Senior Secured First Lien Term B Loan, 7.500%, 08/15/2019	Ba3	3,558,769	3,476,490
Spectrum Brands, Inc., Senior Secured First Lien Term B Loan, 4.500%, 12/17/2019	Ba3	688,810	692,255

			13,197,136

Consumer Goods Non Durable - 3.31%
Acosta, Inc., Senior Secured First Lien Term D Loan, 5.000%, 03/01/2018	B1	2,303,957	2,322,193
Armored AutoGroup, Inc. (fka Viking Acquisition, Inc. (aka Global Autocare)), Senior Secured First Lien Term B Loan, 6.000%, 11/05/2016	Ba3	1,738,364	1,732,384
Inmar, Inc., Senior Secured First Lien Term Loan, 6.500%, 08/12/2018	B1	2,890,867	2,894,480
Totes Isotoner Corp., Senior Secured First Lien Delayed Draw Term Loan, 7.250%, 07/07/2017	B3	256,289	257,090
Totes Isotoner Corp., Senior Secured First Lien Initial Term Loan, 7.250%, 07/07/2017	B3	2,471,714	2,479,438

			9,685,585

Containers, Packaging and Glass - 3.29%
Berlin Packaging LLC, Senior Secured First Lien Term Loan, 4.750%, 04/02/2019	B1	1,774,194	1,780,847
John Henry Holdings, Inc. (aka Multi Packaging Solutions), Senior Secured First Lien Term Loan, 6.000%, 12/06/2018	B2	3,980,000	4,019,800
Ranpak Corp., Senior Secured First Lien Term Loan, 4.500%, 04/23/2019	Ba3	488,372	489,593
Reynolds Group Holdings, Inc., Senior Secured First Lien Term Loan, 4.750%, 09/28/2018	B1	1,519,002	1,525,488
WNA Holdings, Inc., Senior Secured First Lien Term Loan, 4.500%, 05/21/2020	B2	1,800,000	1,791,000

			9,606,728

Energy Electricity - 1.77%
GIM Channelview Cogeneration LLC, Senior Secured First Lien Term Loan, 4.250%, 05/08/2020	Ba3	610,169	614,239
La Frontera Generation LLC, Senior Secured First Lien Term Loan, 4.500%, 09/30/2020	B1	1,700,680	1,691,123
Star West Generation LLC, Senior Secured First Lien Term B Advance Loan, 4.250%, 03/13/2020	Ba3	1,546,148	1,554,846

8	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
June 30, 2013 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
Energy Electricity (continued)
Topaz Power Holdings LLC, Senior Secured First Lien Term Loan, 5.250%, 02/26/2020	B1	$1,304,918	$1,306,875

			5,167,083

Energy, Oil and Gas - 9.25%
BBTS Borrower LP, Senior Secured First Lien Term Loan, 7.750%, 06/04/2019	Caa1	4,987,500	4,968,797
CITGO Petroleum Corp., Senior Secured First Lien Term B Loan, 8.000%, 06/24/2015	Ba2	414,286	417,393
CITGO Petroleum Corp., Senior Secured First Lien Term C Loan, 9.000%, 06/26/2017	Ba2	1,270,725	1,294,951
Crestwood Holdings LLC, Senior Secured First Lien Term Loan, 7.000%, 05/24/2019	Caa1	2,745,098	2,772,549
Everest Acquisition LLC, Senior Secured First Lien Tranche B-3 Term Loan, 3.500%, 05/24/2018	Ba3	1,666,667	1,655,558
Philadelphia Energy Solutions Refining & Marketing LLC, Senior Secured First Lien Term Loan, 6.250%, 04/04/2018	B1	925,926	923,611
Samson Investment Co., Senior Secured Second Lien Initial Term Loan, 6.000%, 09/25/2018	B1	735,294	735,294
Sheridan Production Partners LP, Senior Secured Tranche B-2 First Lien Term Loan [PRT I], 5.000%, 10/01/2019	B1	5,189,909	5,176,931
Sheridan Production Partners LP, Senior Secured Tranche B-2 First Lien Term Loan [PRT I-A], 5.000%, 10/01/2019	B1	687,705	685,986
Sheridan Production Partners LP, Senior Secured Tranche B-2 First Lien Term Loan, 5.000%, 10/01/2019	B1	420,055	419,004
Stallion Oilfield Holdings, Inc., Senior Secured First Lien Term Loan, 8.000%, 06/18/2018	B3	1,000,000	1,006,250
Tallgrass Energy Partners LP, Senior Secured First Lien Term Loan, 5.250%, 11/13/2018	Ba3	1,770,163	1,782,342
Teine Energy Ltd., Senior Secured First Lien Term Loan, 7.500%, 05/17/2019	NR	2,743,125	2,722,552
Utex Industries, Inc., Senior Secured First Lien Term Loan, 4.750%, 04/10/2020	B3	810,811	808,447
W3 Co., Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	B1	1,666,630	1,677,047

			27,046,712

Environmental Industries - 2.59%
ADS Waste Holdings, Inc., Senior Secured Tranche B First Lien Term Loan, 4.250%, 10/09/2019	B2	2,548,768	2,546,220
PSC Industrial Outsourcing LP, Senior Secured First Lien Term Loan, 7.250%, 07/29/2016	B1	3,997,494	4,014,143
Tervita Corp., Senior Secured First Lien Term Loan, 6.250%, 05/15/2018	B2	997,500	996,253

			7,556,616

Forest Products and Paper - 0.68%
Appvion, Inc., Senior Secured First Lien Term Loan, 5.750%, 06/04/2019	B2	2,000,000	1,995,000

Healthcare and Pharmaceuticals - 15.86%
Ardent Medical Services, Inc., Senior Secured First Lien Term Loan, 6.750%, 07/02/2018	B1	1,919,488	1,938,693
BSN Medical, Inc., Senior Secured First Lien Term B1 Loan, 5.000%, 08/28/2019	B2	4,684,756	4,719,892
CHG Buyer Corp., Senior Secured First Lien Term Loan, 5.000%, 11/19/2019	B2	740,364	744,758
Convatec, Inc. (aka Cidron Healthcare, Ltd.), Senior Secured First Lien Dollar Term Loan, 5.000%, 12/22/2016	Ba3	2,657,210	2,677,803
Drumm Investors LLC (aka Golden Living), Senior Secured First Lien Term Loan, 5.000%, 05/04/2018	B1	2,918,141	2,812,358
Hologic, Inc., Senior Secured First Lien Term B Loan, 4.500%, 07/19/2019	Baa3	1,214,067	1,219,300
Iasis Healthcare LLC, Senior Secured First Lien Term B-2 Loan, 4.500%, 05/03/2018	Ba2	2,774,393	2,773,700
Immucor, Inc., Senior Secured First Lien Term B-2 Loan, 5.000%, 08/17/2018	Ba3	1,999,192	2,010,188
Kinetic Concepts, Inc., Senior Secured First Lien Term D-2 Loan, 4.000%, 11/04/2016	Ba2	1,696,755	1,698,876
National Mentor Holdings, Inc., Senior Secured Tranche B-1 First Lien Term Loan, 6.500%, 02/09/2017	Ba3	2,977,172	3,002,478
National Specialty Hospitals, Inc., Senior Secured First Lien Initial Term Loan, 8.250%, 02/03/2017	B2	2,432,888	2,432,888
Onex Carestream Finance LP, Senior Secured First Lien Term Loan, 5.000%, 06/07/2019	B1	4,409,855	4,369,196

Semi-Annual Report | June 30, 2013	9

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
June 30, 2013 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
Healthcare and Pharmaceuticals (continued)
Pharmaceutical Product Development, Inc. (Jaguar AKA PPDI), Senior Secured First Lien Term B Loan, 4.250%, 12/05/2018	B2	$2,187,396	$2,194,035
Sheridan Holdings, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 06/29/2018	B1	2,325,218	2,333,937
Smile Brands Group, Inc., Senior Secured First Lien Term B Loan, 7.000%, 12/21/2017	Ba3	4,849,733	4,764,887
Surgery Center Holdings, Inc., Senior Secured First Lien Term Loan, 6.000%, 04/11/2019	B1	1,931,471	1,942,287
Valeant Pharmaceuticals International, Inc., Senior Secured First Lien Series E Tranche B Term Loan, 4.500%, 06/26/2020	Ba1	4,736,842	4,726,776

			46,362,052

High Tech Industries - 17.41%
Aspect Software, Inc., Senior Secured Tranche B First Lien Term Loan, 7.000%, 05/09/2016	Ba3	2,707,494	2,714,263
Audio Visual Services Group, Senior Secured First Lien Term Loan, 6.750%, 11/9/2018	B1	1,887,423	1,906,297
Blackboard, Inc., Senior Secured First Lien Term B-2 Loan, 6.250%, 10/04/2018	B1	2,977,538	3,012,285
Blue Coat Systems, Inc., Senior Secured First Lien Term Loan, 4.500%, 05/31/2019	B2	3,488,750	3,478,563
CompuCom Systems, Inc., Senior Secured First Lien Term Loan, 4.250%, 05/11/2020	B2	1,315,789	1,297,697
Excelitas Technologies, Inc. (fka IDS Acquisition), Senior Secured First Lien Term B Loan, 5.000%, 11/29/2016	B1	1,978,745	1,981,218
Hyland Software, Inc., Senior Secured First Lien Term Loan, 5.500%, 10/25/2019	B2	1,957,377	1,967,771
Ion Trading Technologies S.A.R.L., Senior Secured First Lien Tranche B-1 Term Loan, 4.500%, 05/22/2020	B3	2,812,500	2,804,288
Kronos, Inc. (aka Seahawk Acquisition Corp.), Senior Secured First Lien Incremental Term Loan, 4.500%, 10/30/2019	B1	3,808,448	3,826,538
Presidio, Inc., Senior Secured First Lien Term Loan, 5.750%, 03/31/2017	B1	3,851,105	3,822,222
Shield Finance Co. S.A.R.L. (aka Sophos PLC), Senior Secured First Lien Term B-2 Incremental Loan, 6.500%, 05/10/2019	B2	1,455,882	1,457,702
Ship U.S. Bidco, Inc., (aka RBS WorldPay), Senior Secured First Lien Facility B2A Term Loan, 5.250%, 11/30/2017	Ba2	1,522,144	1,533,941
Six3 Systems, Inc., Senior Secured First Lien Term B Loan, 7.000%, 10/04/2019	B2	2,290,814	2,336,630
Sophia LP, Senior Secured First Lien Additional Term B Loan, 4.500%, 07/19/2018	Ba3	3,086,074	3,097,646
Spansion, Inc., Senior Secured First Lien Term Loan, 5.250%, 12/13/2018	Ba3	2,413,873	2,429,720
Technicolor S.A., Senior Secured First Lien Term A2 Facility Loan, 6.750%, 05/26/2016	B3	810,149	818,254
Technicolor S.A., Senior Secured First Lien Term B2 Facility Loan, 7.750%, 05/26/2017	B3	1,816,153	1,834,324
Vertafore, Inc., Senior Secured First Lien Term Loan, 4.250%, 10/03/2019	B1	3,910,236	3,926,855
Vertafore, Inc., Senior Secured Second Lien Term Loan, 9.750%, 10/27/2017	B1	3,000,000	3,082,500
Wall Street Systems Holdings, Inc., Senior Secured First Lien Term Loan, 5.750%, 10/25/2019	Ba3	3,553,571	3,561,354

			50,890,068

Hotels, Gaming and Leisure - 5.15%
Alpha Topco Ltd. (Formula One), Senior Secured First Lien New Facility Term B Loan, 4.500%, 04/30/2019	B2	3,847,737	3,848,699
CCM Merger, Inc., (aka MotorCity Casino), Senior Secured First Lien Term B Loan, 5.000%, 03/01/2017	B3	1,240,157	1,249,923
Centaur LLC, Senior Secured First Lien Term Loan, 5.250%, 02/20/2019	B1	2,930,833	2,927,170
Corner Investment Propco LLC, Senior Secured First Lien Term B Loan, 11.000%, 11/04/2019	B3	1,000,000	1,030,000
Mood Media Corp., Senior Secured First Lien Term Loan, 7.000%, 05/07/2018	Ba3	3,314,815	3,320,002
Peninsula Gaming LLC, Senior Secured First Lien Term Loan, 4.250%, 08/03/2017	B2	1,309,211	1,311,665
Six Flags Theme Parks, Inc., Senior Secured Tranche B First Lien Term Loan, 4.000%, 12/20/2018	B1	1,347,155	1,356,417

			15,043,876

Media Advertising, Printing and Publishing - 3.01%
Cenveo Corp., Senior Secured First Lien Term B Loan, 6.250%, 02/13/2017	Ba3	1,578,323	1,582,766
Getty Images, Inc., Senior Secured First Lien Initial Term Loan, 4.750%, 10/18/2019	B1	1,990,000	1,970,926
InfoGroup, Inc., Senior Secured First Lien Term B Loan, 7.500%, 05/28/2018	B1	1,201,758	1,095,101

10	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
June 30, 2013 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
Media Advertising, Printing and Publishing (continued)
RBS Holding Co. LLC, Senior Secured First Lien Term B Loan, 9.500%, 03/23/2017	B1	$2,940,000	$1,058,400
SGS International, Inc. (aka Southern Graphics/Logo Merger Sub), Senior Secured First Lien Term Loan, 5.000%, 10/17/2019	B1	3,067,917	3,079,437

			8,786,630

Media Broadcasting and Subscription - 5.05%
Barrington Broadcasting Group LLC, Senior Secured Tranche 2 First Lien Term Loan, 7.500%, 06/14/2017	B2	963,158	962,560
Entercom Radio LLC, Senior Secured First Lien Term B Loan, 5.000%, 11/23/2018	B2	1,483,984	1,501,050
FoxCo Acquisition Sub. LLC, Senior Secured First Lien Term Loan, 5.500%, 07/14/2017	B1	1,261,325	1,275,522
Hubbard Radio LLC, Senior Secured First Lien Term Loan, 4.500%, 04/29/2019	Ba3	2,348,028	2,359,768
Kabel Deutschland Vertrieb Und Service Gmbh & Co., Senior Secured First Lien Facility F1 Term Loan, 3.250%, 02/01/2019	Ba2	1,000,000	999,150
MCC Iowa, Inc., Senior Secured Tranche G First Lien Term Loan, 4.000%, 08/15/2020	B1	1,985,000	1,995,550
NEP/NCP Holdco, Inc., Senior Secured First Lien Term Loan, 4.750%, 01/22/2020	B1	500,279	503,824
RCN Corp., Senior Secured First Lien Term B Loan, 5.250%, 03/01/2020	B1	1,836,826	1,847,479
Univision Communications, Inc., Senior Secured First Lien Incremental Loan, 4.000%, 03/01/2020	B2	3,369,932	3,307,454

			14,752,357

Media Diversified and Production - 0.34%
Live Nation Worldwide, Inc. (aka SFX Entertainment), Senior Secured First Lien Term B Loan, 4.500%, 11/07/2016	Ba2	997,220	1,003,323

Metals and Mining - 1.32%
MRC Global (aka McJunkin Corp.), Senior Secured First Lien Term B Loan, 6.000%, 11/08/2019	Ba2	3,817,308	3,844,334

Retail - 11.88%
Academy, Ltd., Senior Secured First Lien Initial Term Loan, 4.500%, 08/03/2018	B2	2,951,447	2,967,591
Albertson’s LLC, Senior Secured First Lien Term B-1 Loan, 4.250%, 03/21/2016	NR	216,848	214,679
Albertson’s LLC, Senior Secured First Lien Term B-2 Loan, 4.750%, 03/21/2019	NR	337,319	335,738
BJ’s Wholesale Club, Inc., Senior Secured First Lien Replacement Term Loan, 4.250%, 09/26/2019	B2	2,985,019	2,979,422
Burlington Coat Factory Warehouse Corp., Senior Secured First Lien Term B-1 Loan, 4.250%, 02/23/2017	B3	2,192,647	2,197,032
Chinos Acquisition Corp. (aka J. Crew Group, Inc.), Senior Secured First Lien New Term B1 Loan, 4.000%, 03/07/2018	B1	3,008,678	2,999,276
Collective Brands Finance, Inc. (aka Payless ShoeSource), Senior Secured First Lien Term Loan, 7.250%, 10/09/2019	B1	1,614,846	1,639,069
Container Store, Inc., Senior Secured First Lien Term B3 Loan, 5.500%, 04/08/2019	B3	3,070,061	3,079,670
DBP Holdings Corp., Senior Secured First Lien Initial Term Loan, 5.000%, 10/11/2019	B2	1,297,826	1,301,077
Leslie’s Poolmart, Inc., Senior Secured Tranche B First Lien Term Loan, 5.250%, 10/16/2019	B2	2,930,340	2,943,776
National Vision, Inc., Senior Secured First Lien Term Loan, 7.000%, 08/10/2018	B1	1,185,000	1,190,925
Neiman Marcus Group, Inc., Senior Secured First Lien Extended Term Loan, 4.000%, 05/16/2018	B2	2,000,000	1,996,770
Party City Holdings, Inc., Senior Secured First Lien Replacement Term Loan, 4.250%, 07/29/2019	B2	1,060,888	1,055,807
Smart & Final Stores LLC, Senior Secured First Lien Term Loan, 4.500%, 11/15/2019	B3	3,459,182	3,441,886
Sports Authority, Inc. (aka TSA), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	B3	4,875,000	4,893,281
Sprouts Farmers Markets Holdings LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 04/23/2020	B2	1,500,000	1,501,875

			34,737,874

Semi-Annual Report | June 30, 2013	11

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
June 30, 2013 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
Services - Business - 13.38%
4L Holdings Corp. (aka Clover Technology), Senior Secured First Lien Term Loan, 6.750%, 05/07/2018	B2	$1,304,348	$1,304,348
Advantage Sales & Marketing, Inc., Senior Secured Second Lien Term Loan, 8.250%, 06/18/2018	Ba3	4,714,286	4,745,706
Alix Partners LLP, Senior Seucred First Lien Refinancing Term B-2 Loan, 4.500%, 06/28/2019	Ba3	2,970,075	2,984,005
BarBri, Inc., Senior Secured First Lien Term Loan, 6.000%, 06/19/2017	B1	3,049,375	3,054,452
Crossmark Holdings, Inc., Senior Secured First Lien Term Loan, 4.500%, 12/20/2019	B1	1,699,009	1,697,591
Epicor Software Corp., Senior Secured First Lien Term B Loan, 4.500%, 05/16/2018	Ba3	1,972,494	1,979,890
MoneyGram Payment Systems Worldwide, Inc., Senior Secured First Lien Term B Loan, 4.250%, 03/27/2020	Ba1	1,421,922	1,428,150
PGA Holdings, Inc. (aka Press Ganey), Senior Secured First Lien Term Loan, 4.250%, 04/20/2018	B2	2,572,932	2,567,568
Scitor Corp., Senior Secured First Lien Term Loan, 5.000%, 02/15/2017	B2	584,089	572,408
Sedgwick Holdings, Inc., Senior Secured Second Lien Term B Loan, 8.000%, 12/12/2018	B1	5,000,000	5,046,875
StoneRiver Group LP, Senior Secured First Lien Initial Term Loan, 4.500%, 11/29/2019	B2	2,612,903	2,597,108
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 5.500%, 02/07/2019	B1	2,448,409	2,457,591
Transaction Network Services, Senior Secured First Lien Term Loan, 5.000%, 02/14/2020	B1	2,076,211	2,088,326
Truven Health Analytics, Inc., Senior Secured New Tranche B First Lien Term Loan, 4.500%, 06/06/2019	Ba3	3,607,466	3,605,229
U.S. Security Associates Holdings, Inc., Senior Secured First Lien Delayed Draw Term Loan, 6.000%, 07/28/2017	Ba3	201,203	202,775
U.S. Security Associates Holdings, Inc., Senior Secured First Lien Term B Loan, 6.000%, 07/26/2017	Ba3	1,192,106	1,201,423
ValleyCrest Companies LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 06/07/2019	B2	1,578,947	1,577,171

			39,110,616

Services - Consumer - 2.91%
Alliance Laundry Systems LLC, Senior Secured First Lien Term Loan, 4.500%, 12/10/2018	B1	587,109	590,411
Aramark Corp., Senior Secured First Lien Term D Loan, 4.000%, 09/09/2019	Ba3	2,999,916	2,999,916
California Pizza Kitchen, Inc., Senior Secured First Lien Term Loan 5.250%, 03/29/2018	B3	2,476,744	2,482,936
Monitronics International, Inc., Senior Secured First Lien Term B Loan, 4.250%, 03/23/2018	B2	1,433,503	1,438,878
Spin Holdco, Inc. (aka Coinmach Corp.), Senior Secured First Lien Initial Term Loan, 4.250%, 11/14/2019	B2	1,000,000	997,815

			8,509,956

Telecommunications - 8.45%
Avaya, Inc., Senior Secured B-3 Extended First Lien Term B-3 Loan, 4.773%, 10/26/2017	B1	4,900,908	4,308,339
Fairpoint Communications, Inc., Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	Ba2	2,992,500	2,936,929
Fibertech Networks LLC (aka Firefox), Senior Secured First Lien Term Loan, 5.750%, 12/18/2019	B2	3,078,330	3,107,836
Intelsat Jackson Holdings SA, Senior Secured First Lien Tranche B-1 Term Loan, 4.250%, 04/02/2018	B1	1,384,002	1,388,673
Leap Wireless International, Inc. (Cricket Communications), Senior Secured First Lien Term Loan, 4.750%, 10/10/2019	Ba2	2,896,556	2,872,427
Securus Technologies Holdings, Inc., Senior Secured First Lien Initial Term Loan, 4.750%, 04/30/2020	Caa2	493,827	491,205
Syniverse Holdings, Inc., (Buccaneer Merger Sub., Inc.), Senior Secured First Lien Term Loan, 5.000%, 04/23/2019	B1	2,970,000	2,968,159
Wide Open West Finance LLC, Senior Secured First Lien Term B Loan, 4.750%, 04/01/2019	Ba2	3,732,447	3,749,560
Zayo Group LLC (Zayo Capital, Inc.), Senior Secured First Lien Term Loan, 4.500%, 07/02/2019	B2	2,888,423	2,890,821

			24,713,949

12	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
June 30, 2013 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
Transportation Cargo - 1.10%
Nexeo Solutions LLC (aka Ashland Distribution), Senior Secured First Lien Initial Term Loan, 5.000%, 09/08/2017	B1	$3,258,333	$3,222,687

Transportation Consumer - 0.68%
Sabre, Inc., Senior Secured First Lien Term B Loan, 5.250%, 02/19/2019	B1	1,032,084	1,040,036
U.S. Airways, Inc., Senior Secured First Lien Tranche B-1 Term Loan, 4.250%, 05/22/2019	B3	944,882	935,131

			1,975,167

Utilities Electric - 0.32%
Panda Temple Power LLC, Senior Secured First Lien Term Loan, 7.250%, 04/03/2019	NR	927,273	936,545

Utilities, Oil & Gas - 0.58%
EquiPower Resources Holdings LLC, Senior Secured First Lien Term C Loan, 4.250%, 12/21/2019	Ba3	1,451,613	1,444,355
EquiPower Resources Holdings LLC, Senior Secured First Lien Term Loan, 4.250%, 12/21/2018	Ba3	241,935	241,028

			1,685,383

TOTAL FLOATING RATE LOAN INTERESTS (Cost $403,995,446)			404,267,706

CORPORATE BONDS - 8.15%

Beverage, Food and Tobacco - 0.71%
Del Monte Foods Co., Senior Unsecured Bond, 7.625%, 02/15/2019	Caa1	2,000,000	2,065,000

Consumer Goods Durable - 0.35%
Reynolds Group Holdings, Inc., Senior Unsecured Bond, 5.750%, 10/15/2020	Ba2	1,000,000	1,010,000

Energy, Oil and Gas - 1.01%
CrownRock LP / CrownRock Finance, Inc., Senior Unsecured Bond, 7.125%, 04/15/2021(b)	Caa1	3,000,000	2,955,000

Healthcare and Pharmaceuticals - 0.69%
Aurora Diagnostics Holdings LLC, Senior Unsecured Bond, 10.750%, 01/15/2018	Caa1	3,000,000	2,025,000

High Tech Industries - 1.62%
Allen Systems Group, Inc., Senior Secured Bond, 10.500%, 11/15/2016(b)	Caa2	3,983,000	2,628,780
Viasystems, Inc., Senior Unsecured Bond, 7.875%, 05/01/2019(b)	B2	2,000,000	2,120,000

			4,748,780

Hotels, Gaming and Leisure - 0.76%
Carlson Wagonlit BV, Senior Unsecured Bond, 6.875%, 06/15/2019(b)	B1	1,000,000	1,015,000
Six Flags Theme Parks, Inc., Senior Unsecured Bond, 5.250%, 01/15/2021(b)	B3	1,250,000	1,209,375

			2,224,375

Media Broadcasting and Subscription - 0.50%
Entercom Radio LLC, Senior Unsecured Bond, 10.500%, 12/01/2019	Caa1	1,300,000	1,465,750

Retail - 0.36%
Chinos Acquisition Corp. (aka J. Crew Group, Inc.), Senior Unsecured Bond, 8.125%, 03/01/2019	Caa1	1,000,000	1,055,000

Semi-Annual Report | June 30, 2013	13

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
June 30, 2013 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Services - Consumer - 0.36%
Monitronics International, Inc., Senior Unsecured Bond, 9.125%, 04/01/2020	Caa1	$1,000,000	$1,040,000

Telecommunications - 1.79%
Cincinnati Bell, Inc. (aka Broadwing, Inc.), Senior Unsecured Bond, 8.375%, 10/15/2020	B1	2,043,000	2,114,505
Fairpoint Communications, Inc., Senior Secured Bond, 8.750%, 08/15/2019(b)	B2	1,000,000	995,000
Intelsat Jackson Holdings SA, Senior Unsecured Bond, 7.250%, 10/15/2020	B1	2,000,000	2,110,000

			5,219,505

TOTAL CORPORATE BONDS (Cost $25,634,240)			23,808,410

Total Investments - 146.45% (Cost $429,629,686)			428,076,116

Assets in Excess of Other Liabilities - 2.85%			8,330,868

Term Preferred Shares - (16.46)%*
(plus distributions payable on term preferred shares)			(48,104,398)

Senior Secured Notes - (32.84)%			(96,000,000)

Net Assets - 100.00%			$292,302,586

Amounts above are shown as a percentage of net assets as of June 30, 2013.

*	Series A Floating Rate Cumulative Term Preferred Shares, “Term Preferred Shares”.
(a)	The interest rate shown represents the rate at period end.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $10,923,155, which represents 3.74% of net assets as of June 30, 2013.

See Notes to Financial Statements

14	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2013 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 86.03%
Aerospace and Defense - 2.08%
Camp Systems International Holdings Co., Senior Secured First Lien Refinance Term Loan, 5.250%, 05/31/2019	B1	$583,824	$590,876
DAE Aviation Holdings, Inc., Senior Secured First Lien Term B-1 Loan, 6.250%, 11/02/2018	B3	1,086,452	1,091,884
DAE Aviation Holdings, Inc., Senior Secured First Lien Term B-2 Loan, 6.250%, 11/02/2018	B3	492,525	494,988
Landmark Aviation (LM U.S. Member LLC), Senior Secured First Lien Canadian Term Loan, 5.750%, 10/25/2019	B3	129,557	130,691
Landmark Aviation (LM U.S. Member LLC), Senior Secured First Lien Initial Term Loan, 5.750%, 10/25/2019	B3	1,528,776	1,542,153
Sequa Corp., Senior Secured First Lien Term Loan, 5.250%, 06/19/2017	B2	1,145,895	1,150,667

			5,001,259

Automotive - 2.96%
Affinia Group, Inc., Senior Secured Tranche B-2 First Lien Term Loan, 4.750%, 04/27/2020	B3	1,133,333	1,131,917
CCC Information Services, Inc., Senior Secured First Lien Term Loan, 4.000%, 12/20/2019	B1	1,701,607	1,693,099
Chrysler Group LLC, Senior Secured First Lien Tranche B Term Loan, 4.250%, 05/24/2017	Ba2	3,303,769	3,321,328
Jason, Inc., Senior Secured First Lien Term Loan, 5.000%, 02/28/2019	B1	977,778	980,222

			7,126,566

Banking, Finance, and Real Estate - 2.01%
AmWins Group LLC, Senior Secured First Lien Term B Loan, 5.000%, 09/06/2019	B2	1,485,038	1,493,086
Asurion LLC, Senior Secured Tranche B-1 First Lien Incremental Term Loan, 4.500%, 05/24/2019	Ba2	943,441	936,601
Cunningham Lindsey Corp., Senior Secured First Lien Term Loan, 5.000%, 12/10/2019	B1	1,865,625	1,865,625
First Data Corp., Senior Secured First Lien Term B Loan, 4.193%, 09/24/2018	B1	545,455	532,615

			4,827,927

Beverage, Food and Tobacco - 2.74%
Advance Pierre Foods, Inc., Senior Secured First Lien Term Loan, 5.750%, 07/10/2017	B1	1,617,568	1,626,666
Roundy’s Supermarkets, Inc., Senior Secured Tranche B First Lien Term Loan, 5.750%, 02/13/2019	B1	552,286	539,860
U.S. Foods, Inc., Senior Secured First Lien Term Loan, 4.500%, 03/31/2019	B3	4,463,523	4,426,699

			6,593,225

Capital Equipment - 1.96%
BakerCorp International, Inc., Senior Secured First Lien Replacement Term Loan, 4.250%, 02/07/2020	Ba3	997,500	994,074
Sensus U.S.A., Inc. (fka Sensus Metering Systems), Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	Ba2	3,714,286	3,705,000

			4,699,074

Chemicals, Plastics and Rubber - 1.55%
Ineos Finance PLC, Senior Secured First Lien Dollar Term Loan, 4.000%, 05/04/2018	B1	489,562	480,461
Pinnacle Operating Corp., Senior Secured First Lien Term B Loan, 4.750%, 11/15/2018	B2	2,566,790	2,569,190
VWR International, Inc., Senior Secured First Lien U.S. Term Loan, 4.195%, 04/03/2017	B1	667,039	666,416

			3,716,067

Construction and Building - 2.19%
Custom Building Products, Inc., Senior Secured First Lien Term Loan, 6.000%, 12/16/2019	B1	2,235,852	2,244,237
Genarac Power Systems, Inc., Senior Secured First Lien Term B Facility Loan, 3.500%, 05/30/2018	B2	1,870,238	1,860,887

Semi-Annual Report | June 30, 2013	15

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2013 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Construction and Building (continued)
SRS Distribution, Inc., Senior Secured First Lien Term Loan, 4.750%, 09/02/2019	B2	$1,157,895	$1,152,105

			5,257,229

Consumer Goods Durable - 4.34%
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	B2	710,194	711,615
Hupah Finance, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 01/21/2019	B2	4,764,435	4,776,370
MModal, Inc., Senior Secured First Lien Term B Loan, 7.500%, 08/15/2019	Ba3	2,602,247	2,542,083
Spectrum Brands, Inc., Senior Secured First Lien Term B Loan, 4.500%, 12/17/2019	Ba3	413,286	415,353
Vision Solutions, Inc., Senior Secured Second Lien Term Loan, 9.500%, 07/23/2017	B2	2,000,000	1,980,000

			10,425,421

Consumer Goods Non Durable - 4.36%
Acosta, Inc., Senior Secured First Lien Term D Loan, 5.000%, 03/01/2018	B1	2,168,368	2,185,530
Armored AutoGroup, Inc. (fka Viking Acquisition, Inc. (aka Global AutoCare)), Senior Secured First Lien Term B Loan, 6.000%, 11/05/2016	Ba3	4,867,632	4,850,888
Inmar, Inc., Senior Secured First Lien Term Loan, 6.500%, 08/12/2018	B1	217,186	217,457
Revlon Consumer Products Corp., Senior Secured First Lien Replacement Term Loan, 4.000%, 11/20/2017	Ba2	941,557	948,031
Totes Isotoner Corp., Senior Secured First Lien Delayed Draw Term Loan, 7.250%, 07/07/2017	B3	212,874	213,539
Totes Isotoner Corp., Senior Secured First Lien Initial Term Loan, 7.250%, 07/07/2017	B3	2,053,013	2,059,428

			10,474,873

Containers, Packaging and Glass - 1.39%
John Henry Holdings, Inc. (aka Multi Packaging Solutions), Senior Secured First Lien Term Loan, 6.000%, 12/06/2018	B2	2,985,000	3,014,850
Ranpak Corp., Senior Secured First Lien Term Loan, 4.500%, 04/23/2019	Ba3	325,581	326,395

			3,341,245

Energy Electricity - 1.61%
La Frontera Generation LLC, Senior Secured First Lien Term Loan, 4.500%, 09/30/2020	B1	1,020,408	1,014,673
Star West Generation LLC, Senior Secured First Lien Term B Advance Loan, 4.250%, 03/13/2020	Ba3	1,546,148	1,554,846
Topaz Power Holdings LLC, Senior Secured First Lien Term Loan, 5.250%, 02/26/2020	B1	1,304,918	1,306,875

			3,876,394

Energy, Oil and Gas - 2.70%
EMG Utica LLC, Senior Secured First Lien Term Loan, 4.750%, 03/27/2020	B2	2,472,028	2,465,848
Samson Investment Co., Senior Secured Second Lien Initial Term Loan, 6.000%, 09/25/2018	B1	735,294	735,294
Sheridan Production Partners LP, Senior Secured Tranche B-2 First Lien Term Loan [PRT I], 5.000%, 10/01/2019	B1	1,611,032	1,607,004
Sheridan Production Partners LP, Senior Secured Tranche B-2 First Lien Term Loan [PRT I-A], 5.000%, 10/01/2019	B1	213,475	212,941
Sheridan Production Partners LP, Senior Secured Tranche B-2 First Lien Term Loan, 5.000%, 10/01/2019	B1	130,392	130,066
Tallgrass Energy Partners LP, Senior Secured First Lien Term Loan, 5.250%, 11/13/2018	Ba3	885,081	891,171
W3 Co., Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	B1	446,087	448,875

			6,491,199

Environmental Industries - 1.03%
ADS Waste Holdings, Inc., Senior Secured Tranche B First Lien Term Loan, 4.250%, 10/09/2019	B2	1,274,384	1,273,110

16	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2013 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
Environmental Industries (continued)
PSC Industrial Outsourcing LP, Senior Secured First Lien Term Loan, 7.250%, 07/29/2016	B1	$1,194,576	$1,199,552

			2,472,662

Healthcare and Pharmaceuticals - 6.72%
Ardent Medical Services, Inc., Senior Secured First Lien Term Loan, 6.750%, 07/02/2018	B1	924,488	933,738
CHG Buyer Corp., Senior Secured First Lien Term Loan, 5.000%, 11/19/2019	B2	995,238	1,001,144
Immucor, Inc., Senior Secured First Lien Term B-2 Loan, 5.000%, 08/17/2018	Ba3	188,073	189,108
Kinetic Concepts, Inc., Senior Secured First Lien Tranche C Dollar Term C-1 Loan, 4.500%, 05/04/2018	Ba2	1,700,806	1,706,546
National Specialty Hospitals, Inc., Senior Secured First Lien Initial Term Loan, 8.250%, 02/03/2017	B2	2,432,888	2,432,888
Onex Carestream Finance LP, Senior Secured First Lien Term Loan, 5.000%, 06/07/2019	B1	3,508,917	3,476,564
Sheridan Holdings, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 06/29/2018	B1	1,688,404	1,694,736
Smile Brands Group, Inc., Senior Secured First Lien Term B Loan, 7.000%, 12/21/2017	Ba3	2,650,680	2,604,306
United Surgical Partners International, Inc., Senior Secured New Tranche B First Lien Term Loan, 4.750%, 04/03/2019	Ba3	2,110,113	2,108,805

			16,147,835

High Tech Industries - 12.80%
Blackboard, Inc., Senior Secured First Lien Term B-2 Loan, 6.250%, 10/04/2018	B1	2,977,538	3,012,285
Blue Coat Systems, Inc., Senior Secured First Lien Term Loan, 4.500%, 05/31/2019	B2	1,063,393	1,060,288
CompuCom Systems, Inc., Senior Secured First Lien Term Loan, 4.250%, 05/11/2020	B2	1,789,474	1,764,868
Hyland Software, Inc., Senior Secured First Lien Term Loan, 5.500%, 10/25/2019	B2	1,468,033	1,475,828
Ion Trading Technologies S.A.R.L., Senior Secured First Lien Tranche B-1 Term Loan, 4.500%, 05/22/2020	B3	1,875,000	1,869,525
Kronos, Inc. (aka Seahawk Acquisition Corp.), Senior Secured First Lien Incremental Term Loan, 4.500%, 10/30/2019	B1	3,980,000	3,998,905
MMI International Ltd., Senior Secured First Lien Term Loan, 7.250%, 11/02/2018	Ba3	1,787,234	1,751,489
Presidio, Inc., Senior Secured First Lien Term Loan, 5.750%, 03/31/2017	B1	4,636,621	4,601,847
Rovi Solutions Corp., Senior Secured First Lien Tranche B-2 Term Loan, 3.500%, 03/29/2019	Ba2	1,995,000	1,992,507
Shield Finance Co. S.A.R.L. (aka Sophos PLC), Senior Secured First Lien Term B-2 Incremental Loan, 6.500%, 05/10/2019	B2	1,091,912	1,093,277
Six3 Systems, Inc., Senior Secured First Lien Term B Loan, 7.000%, 10/04/2019	B2	2,290,814	2,336,630
Sophia LP, Senior Secured First Lien Additional Term B Loan, 4.500%, 07/19/2018	Ba3	3,086,074	3,097,646
Technicolor S.A., Senior Secured First Lien Term A2 Facility Loan, 6.750%, 5/26/2016	B3	418,190	422,374
Technicolor S.A., Senior Secured First Lien Term B2 Facility Loan, 7.750%, 5/26/2017	B3	1,255,706	1,268,270
Vertafore, Inc., Senior Secured Second Lien Term Loan, 9.750%, 10/27/2017	B1	1,000,000	1,027,500

			30,773,239

Hotels, Gaming and Leisure - 2.47%
Alpha Topco Ltd. (Formula One), Senior Secured First Lien New Facility Term B Loan, 4.500%, 04/30/2019	B2	2,750,460	2,751,147
Centaur LLC, Senior Secured First Lien Term Loan, 5.250%, 02/20/2019	B1	1,881,958	1,879,606
Peninsula Gaming LLC, Senior Secured First Lien Term Loan, 4.250%, 08/03/2017	B2	1,309,211	1,311,665

			5,942,418

Media Advertising, Printing and Publishing - 1.50%
InfoGroup, Inc., Senior Secured First Lien Term B Loan, 7.500%, 05/28/2018	B1	1,052,197	958,815
RBS Holding Co. LLC, Senior Secured First Lien Term B Loan, 9.250%, 03/23/2017	B1	3,910,000	1,407,600
SGS International, Inc. (aka Southern Graphics/Logo Merger Sub), Senior Secured First Lien Term Loan, 5.000%, 10/17/2019	B1	1,243,750	1,248,420

			3,614,835

Semi-Annual Report | June 30, 2013	17

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2013 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
Media Broadcasting and Subscription - 3.94%
Barrington Broadcasting Group LLC, Senior Secured Tranche 2 First Lien Term Loan, 7.500%, 06/14/2017	B2	$963,158	$962,560
Entercom Radio LLC, Senior Secured First Lien Term B Loan, 5.000%, 11/23/2018	B2	622,651	629,811
FoxCo Acquisition Sub. LLC, Senior Secured First Lien Term Loan, 5.500%, 07/14/2017	B1	1,261,325	1,275,522
Hubbard Radio LLC, Senior Secured First Lien Term Loan, 4.500%, 04/29/2019	Ba3	2,285,714	2,297,143
NEP/NCP Holdco, Inc., Senior Secured First Lien Term Loan, 4.750%, 01/22/2020	B1	333,519	335,882
RCN Corp., Senior Secured First Lien Term B Loan, 5.250%, 03/02/2020	B1	1,319,399	1,327,052
Univision Communications, Inc., Senior Secured First Lien Incremental Loan, 4.000%, 03/01/2020	B2	2,695,946	2,645,963

			9,473,933

Metals and Mining - 0.96%
MRC Global (aka McJunkin Corp.), Senior Secured First Lien Term B Loan, 6.250%, 10/24/2019	Ba2	2,290,385	2,306,600

Retail - 8.00%
Academy, Ltd., Senior Secured First Lien Initial Term Loan, 4.500%, 08/03/2018	B2	1,966,391	1,977,147
Albertson’s LLC, Senior Secured First Lien Term B-1 Loan, 4.250%, 03/21/2016	NR	216,848	214,679
Albertson’s LLC, Senior Secured First Lien Term B-2 Loan, 4.750%, 03/21/2019	NR	337,319	335,739
BJ’s Wholesale Club, Inc., Senior Secured First Lien Replacement Term Loan, 4.250%, 09/26/2019	B2	2,985,019	2,979,422
Collective Brands Finance, Inc. (aka Payless ShoeSource), Senior Secured First Lien Term Loan, 7.250%, 10/09/2019	B1	1,614,846	1,639,069
Container Store, Inc., Senior Secured First Lien Term B3 Loan, 5.500%, 04/08/2019	B3	2,599,811	2,607,948
National Vision, Inc., Senior Secured First Lien Term Loan, 7.000%, 08/10/2018	B1	1,185,000	1,190,925
Pilot Travel Centers LLC, Senior Secured Refinancing Tranche B First Lien Term Loan, 3.750%, 03/30/2018	Ba2	2,992,462	2,954,129
Smart & Final Stores LLC, Senior Secured First Lien Term Loan, 5.750%, 11/15/2019	B3	1,383,673	1,376,754
Sports Authority, Inc. (aka TSA), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	B3	2,949,584	2,960,645
Sprouts Farmers Markets Holdings LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 04/23/2020	B2	1,000,000	1,001,250

			19,237,707

Services - Business - 6.62%
Advantage Sales and Marketing, Inc., Senior Secured First Lien Term Loan, 4.250%, 12/18/2017	Ba3	2,144,094	2,148,382
Alix Partners LLP, Senior Seucred First Lien Refinancing Term B-2 Loan, 4.500%, 06/28/2019	Ba3	2,970,075	2,984,005
Sedgwich Holdings, Inc., Senior Secured First Lien Term B-2 Loan, 4.250%, 06/12/2018	B1	1,402,704	1,406,793
StoneRiver Group LP, Senior Secured First Lien Initial Term Loan, 4.500%, 11/29/2019	B2	1,741,935	1,731,405
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 5.500%, 02/07/2019	B1	1,632,273	1,638,394
Transaction Network Services, Senior Secured First Lien Term Loan, 5.000%, 02/14/2020	B1	1,384,141	1,392,217
Truven Health Analytics, Inc., Senior Secured New Tranche B First Lien Term Loan, 4.500%, 06/06/2019	Ba3	1,627,428	1,626,419
U.S. Security Associates Holdings, Inc., Senior Secured First Lien Delayed Draw Term Loan, 6.000%, 07/28/2017	Ba3	201,203	202,775
U.S. Security Associates Holdings, Inc., Senior Secured First Lien Term B Loan, 6.000%, 07/26/2017	Ba3	1,192,106	1,201,423
ValleyCrest Companies LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 06/07/2019	B2	1,578,947	1,577,171

			15,908,984

Services - Consumer - 3.32%
Alliance Laundry Systems LLC, Senior Secured First Lien Term Loan, 4.500%, 12/10/2018	B1	587,109	590,412
California Pizza Kitchen, Inc., Senior Secured First Lien Term Loan, 5.250%, 03/29/2018	B3	2,476,744	2,482,936
Learning Care Group, Senior Secured First Lien Term Loan, 6.000%, 05/08/2019	B3	2,470,588	2,465,968

18	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2013 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
Services - Consumer (continued)
Monitronics International, Inc., Senior Secured First Lien Term B Loan, 4.250%, 03/23/2018	B2	$2,428,486	$2,437,593

			7,976,909

Telecommunications - 6.04%
Avaya, Inc., Senior Secured B-3 Extended First Lien Term B-3 Loan, 4.788%, 10/26/2017	B1	2,920,620	2,567,488
Fairpoint Communications, Inc., Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	Ba2	1,995,000	1,957,953
Fibertech Networks LLC (aka Firefox), Senior Secured First Lien Term Loan, 5.750%, 12/18/2019	B2	3,451,427	3,484,509
Securus Technologies Holdings, Inc., Senior Secured First Lien Initial Term Loan, 4.750%, 04/30/2020	Caa2	370,370	368,404
Syniverse Holdings, Inc., (Buccaneer Merger Sub., Inc.), Senior Secured First Lien Term Loan, 5.000%, 4/23/2019	B1	1,980,000	1,978,772
Wide Open West Finance LLC, Senior Secured First Lien Term B Loan, 4.750%, 04/01/2019	Ba2	1,747,422	1,755,434
Zayo Group LLC (Zayo Capital, Inc.), Senior Secured First Lien Term Loan, 4.500%, 07/02/2019	B2	2,404,286	2,406,281

			14,518,841

Transportation Consumer - 1.72%
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 4.500%, 04/26/2019	B3	2,857,143	2,855,957
Sabre, Inc., Senior Secured First Lien Term B Loan, 5.250%, 02/19/2019	B1	652,420	657,447
U.S. Airways, Inc., Senior Secured First Lien Tranche B-1 Term Loan, 4.250%, 05/22/2019	B3	629,921	623,420

			4,136,824

Utilities Electric - 0.55%
Panda Temple Power LLC, Senior Secured First Lien Term Loan, 7.250%, 04/03/2019	NR	618,182	624,364
Texas Competitive Electric Holdings Co. (aka TXU), Senior Secured Extended First Lien Term B Loan, 4.720%, 10/10/2017	B2	1,000,000	700,440

			1,324,804

Utilities, Oil & Gas - 0.47%
EquiPower Resources Holdings LLC, Senior Secured First Lien Term C Loan, 4.250%, 12/21/2019	Ba3	967,742	962,903
EquiPower Resources Holdings LLC, Senior Secured First Lien Term Loan, 4.250%, 12/21/2018	Ba3	161,290	160,686

			1,123,589

TOTAL FLOATING RATE LOAN INTERESTS (Cost $208,744,113)			206,789,659

CORPORATE BONDS - 31.21%
Automotive - 0.44%
Cooper-Standard Automotive, Inc., Senior Secured Bond, 8.500%, 05/01/2018(b)	B2	1,000,000	1,065,000

Beverage, Food and Tobacco - 1.86%
Del Monte Foods Co., Senior Unsecured Bond, 7.625%, 02/15/2019(b)	Caa1	4,330,000	4,470,725

Construction and Building - 0.17%
Zachry Holdings, Inc., Senior Unsecured Bond, 7.500%, 02/01/2020(b)(c)	B2	400,000	414,000

Consumer Goods Durable - 0.92%
Reynolds Group Holdings, Inc., Senior Unsecured Bond, 9.875%, 08/15/2019(b)	Caa2	1,400,000	1,505,000

Semi-Annual Report | June 30, 2013	19

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2013 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
Consumer Goods Durable (continued)
8.250%, 02/15/2021(b)	Caa1	$700,000	$695,625

			2,200,625

Consumer Goods Non Durable - 0.82%
Revlon Consumer Products Corp., Senior Unsecured Bond, 5.750%, 02/15/2021(b)(c)	B1	2,000,000	1,957,500

Energy Electricity - 0.41%
Amkor Technology, Inc., Senior Unsecured Bond, 6.375%, 10/01/2022(b)	B2	1,000,000	987,500

Energy, Oil and Gas - 9.99%
Alta Mesa Holdings LP, Senior Unsecured Bond, 9.625%, 10/15/2018(b)	B3	2,000,000	2,085,000
BreitBurn Energy Partners LP, Senior Unsecured Bond, 7.875%, 04/15/2022(b)	B3	2,000,000	2,050,000
Calumet Specialty Products Partners LP, Senior Unsecured Bond,
9.375%, 05/01/2018(b)(c)	B2	1,800,000	1,935,000
9.625%, 08/01/2020(b)(c)	B2	750,000	819,375
Comstock Resources, Inc., Senior Unsecured Bond, 9.500%, 06/15/2020(b)	B3	2,000,000	2,170,000
Crestwood Midstream Partners LP, Senior Unsecured Bond, 7.750%, 04/01/2019(b)	B3	2,000,000	2,070,000
CrownRock LP / CrownRock Finance, Inc., Senior Unsecured Bond, 7.125%, 04/15/2021(b)(c)	Caa1	2,000,000	1,970,000
Forest Oil Corp., Senior Unsecured Bond, 7.500%, 09/15/2020(b)(c)	B3	1,000,000	955,000
PDC Energy, Inc., Senior Unsecred Bond, 7.750%, 10/15/2022(b)(c)	B3	3,000,000	3,112,500
Resolute Energy Corp., Senior Unsecured Bond, 8.500%, 05/01/2020(b)	B3	4,750,000	4,856,875
SandRidge Energy, Inc., Senior Unsecured Bond, 8.125%, 10/15/2022(b)	B2	2,000,000	1,990,000

			24,013,750

Healthcare and Pharmaceuticals - 1.21%
Accellent, Inc., Senior Subordinated Bond, 10.000%, 11/01/2017(b)	Caa2	2,000,000	1,850,000
Universal Hospital Services, Inc., Senior Unsecured Bond, 7.625%, 08/15/2020(b)	B3	1,000,000	1,050,000

			2,900,000

High Tech Industries - 1.51%
Allen Systems Group, Inc., Senior Secured Bond, 10.500%, 11/15/2016(b)(c)	Caa2	2,300,000	1,518,000
Viasystems, Inc., Senior Unsecured Bond, 7.875%, 05/01/2019(b)(c)	B2	2,000,000	2,120,000

			3,638,000

Hotels, Gaming and Leisure - 1.12%
Palace Entertainment Holdings LLC, Senior Secured Bond, 8.875%, 04/15/2017(c)	B2	2,600,000	2,691,000

Media Diversified and Production - 2.96%
Allbritton Communications Co., Senior Unsecured Bond, 8.000%, 05/15/2018(b)	B2	2,000,000	2,135,000
Cambium Learning Group, Inc., Senior Secured Bond, 9.750%, 02/15/2017(b)	Caa1	1,500,000	1,335,000
McGraw-Hill Global Education Holdings LLC, First Priority Lien Bond, 9.750%, 04/01/2021(b)(c)	B2	2,500,000	2,568,750
Mediacom Broadband Group (aka MCC Iowa), Senior Unsecured Bond, 9.125%, 08/15/2019(b)	B3	1,000,000	1,080,000

			7,118,750

Metals and Mining - 0.44%
Penn Virginia Resource Partners LP, Senior Unsecured Bond, 8.375%, 06/01/2020	B2	1,000,000	1,060,000

Retail - 2.47%
Burlington Coat Factory Warehouse Corp., Senior Unsecured Bond, 10.000%, 02/15/2019(b)	Caa1	2,000,000	2,220,000
Chinos Acquisition Corp. (aka J. Crew Group, Inc.), Senior Unsecured Bond, 8.125%, 03/01/2019(b)	Caa1	1,050,000	1,107,750

20	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2013 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Retail (continued)
HOA Restaurant Group LLC (aka Hooters Restaurant), Senior Secured Bond, 11.250%, 04/01/2017(b)(c)	B3	$500,000	$502,500
Serta Simmons Holdings LLC, Senior Unsecured Bond, 8.125%, 10/01/2020(b)(c)	Caa1	1,000,000	1,022,500
The Pantry, Inc., Senior Unsecured Bond, 8.375%, 07/01/2020	Caa1	1,000,000	1,078,750

			5,931,500

Services - Business - 3.39%
Cenveo Corp., Senior Unsecured Bond, 11.500%, 05/15/2017(b)	Caa2	1,500,000	1,293,750
Emergency Medical Services Corp. (aka AMR/EMCare), Senior Unsecured Bond, 8.125%, 06/01/2019(b)	B3	2,000,000	2,135,000
Monitronics International, Inc., Senior Unsecured Bond, 9.125%, 04/01/2020(b)	Caa1	1,250,000	1,300,000
Neff Rental LLC, Senior Unsecured Bond, 9.625%, 05/15/2016(b)(c)	Caa1	3,250,000	3,428,750

			8,157,500

Telecommunications - 3.28%
Avaya, Inc., Senior Secured Bond, 7.000%, 04/01/2019(b)(c)	B1	2,450,000	2,223,375
DigitalGlobe, Inc., Senior Unsecured Bond, 5.250%, 02/01/2021(b)(c)	B1	350,000	337,750
Fairpoint Communications, Inc., Senior Secured Bond, 8.750%, 08/15/2019(b)(c)	B2	1,000,000	995,000
Frontier Communications Corp., Senior Unsecured Bond,
9.250%, 07/01/2021(b)	Ba2	750,000	860,625
7.125%, 01/15/2023(b)	Ba2	250,000	249,687
MetroPCS Wireless, Inc., Senior Unsecured Bond, 7.875%, 09/01/2018(b)	B2	3,000,000	3,210,000

			7,876,437

Utilities Electric - 0.22%
NRG Energy, Inc., Senior Unsecured Bond, 8.500%, 06/15/2019(b)	B1	500,000	536,875

TOTAL CORPORATE BONDS (Cost $73,850,238)			75,019,162

Total Investments - 117.24% (Cost $282,594,351)			281,808,821

Liabilities in Excess of Other Assets - (17.24)%(d)			(41,435,525)

Net Assets - 100.00%			$240,373,296

Amounts above are shown as a percentage of net assets as of June 30, 2013.

(a)	The interest rate shown represents the rate at period end.
(b)

Security, or portion of security is currently on loan. Total market value of securities on loan amounts to $48,098,073, as of June 30, 2013. Total value of BGX’s obligation to return securities lending collateral was $48,880,313, as of June 30, 2013.

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $28,571,000, which represents approximately 11.89% of net assets as of June 30, 2013.

(d)

Includes liabilities associated with the obligation to return securities lending collateral of $48,880,313, assets associated with deposits held with broker for total return swap contracts of $5,401,117, and cash less other liabilities of $2,043,671 as of June 30, 2013.

Semi-Annual Report | June 30, 2013	21

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2013 (Unaudited)

TOTAL RETURN SWAP CONTRACTS (a)(b)

Reference Obligation	Swap Counterparty	Rate Received by the Fund	Termination Date	Notional Amount	Unrealized Appreciation
Academy, Ltd.	JP Morgan	4.500%	08/03/2018	$ 985,056	$ 5,388
Acosta, Inc.	JP Morgan	5.000%	03/01/2018	985,910	10,268
Mood Media Corp.	JP Morgan	7.000%	05/06/2018	1,298,446	15,017
Seminole Hard Rock	JP Morgan	3.500%	05/14/2020	710,660	2,665

					$ 33,338

Reference Obligation	Swap Counterparty	Rate Received by the Fund	Termination Date	Notional Amount	Unrealized Depreciation
Del Monte Corp.	JP Morgan	4.000%	03/08/2018	$ 929,796	$ (3,873)
Drumm Investors LLC (aka Golden Living)	JP Morgan	5.000%	05/04/2018	4,910,231	(128,893)
Epicor Software Corp	JP Morgan	4.500%	05/16/2018	1,994,987	(14,962)
Mediacom Broadband Group (aka MCC Iowa)	JP Morgan	3.250%	01/29/2021	1,280,854	(7,045)
Press Ganey Associates, Inc.	JP Morgan	4.250%	04/20/2018	1,828,479	(15,034)
Supervalu, Inc.	JP Morgan	5.000%	03/21/2019	2,966,330	(12,978)

					$ (182,785)

(a)	The Fund receives monthly payments based on any positive monthly return of the Reference Obligation. The Fund makes payments on any negative monthly return of such Reference Obligation.
(b)	The floating short-term rate paid by the Fund (on the notional amount of all total return swap contracts) at June 30, 2013, was 1.523% (3 month LIBOR +1.25%).

All Reference Obligations shown above for Total Return Swap Contracts are floating rate secured bank loans.

See Notes to Financial Statements.
22	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
June 30, 2013 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 110.78%
Aerospace and Defense - 3.80%
Booz Allen Hamilton, Inc., Senior Secured Tranche B First Lien Initial Term Loan, 4.500%, 7/27/2019	Ba2	$1,985,000	$1,988,106
Camp Systems International Holdings Co., Senior Secured First Lien Refinance Term Loan, 5.250%, 05/31/2019	B1	6,947,500	7,031,426
DAE Aviation Holdings, Inc., Senior Secured First Lien Term B-1 Loan, 6.250%, 11/02/2018	B3	4,081,956	4,102,366
DAE Aviation Holdings, Inc., Senior Secured First Lien Term B-2 Loan, 6.250%, 11/02/2018	B3	1,855,148	1,864,424
Landmark Aviation (LM U.S. Member LLC), Senior Secured First Lien Canadian Term Loan, 5.750%, 10/25/2019	B3	647,786	653,455
Landmark Aviation (LM U.S. Member LLC), Senior Secured First Lien Initial Term Loan, 5.750%, 10/25/2019	B3	7,643,880	7,710,764
Landmark Aviation (LM U.S. Member LLC), Senior Secured Second Lien Initial Term Loan, 9.500%, 10/26/2020	B3	2,000,000	2,027,500
Sequa Corp., Senior Secured First Lien Term Loan, 5.250%, 06/19/2017	B2	6,875,370	6,904,005

			32,282,046

Automotive - 1.71%
Affinia Group, Inc., Senior Secured Tranche B-2 First Lien Term Loan, 4.750%, 04/27/2020	B3	3,777,778	3,773,056
Chrysler Group LLC, Senior Secured First Lien Tranche B Term Loan, 4.250%, 05/24/2017	Ba2	2,984,810	3,000,674
Jason, Inc., Senior Secured First Lien Term Loan, 5.000%, 02/28/2019	B1	1,955,556	1,960,444
Navistar International Corp., Senior Secured Tranche B First Lien Term Loan, 5.750%, 08/17/2017	B3	3,486,673	3,498,667
TI Group Automotive Systems LLC, Senior Secured First Lien Additional Term Loan, 5.500%, 03/28/2019	Ba3	2,301,923	2,329,270

			14,562,111

Banking, Finance, and Real Estate - 5.54%
Alliant Holdings I, Inc., Senior Secured First Lien Term Loan, 5.000%, 12/20/2019	B2	9,772,321	9,790,644
AmWins Group LLC, Senior Secured First Lien Term B Loan, 5.000%, 09/06/2019	B2	1,990,000	2,000,786
Asurion LLC, Senior Secured Tranche B-1 First Lien Incremental Term Loan, 4.500%, 05/24/2019	Ba2	7,960,000	7,902,290
Cunningham Lindsey Corp., Senior Secured First Lien Term Loan, 5.000%, 12/10/2019	B1	9,328,125	9,328,125
Duff and Phelps Corp., Senior Secured First Lien Term Loan, 4.500%, 04/23/2020	B1	1,071,429	1,075,446
First Data Corp., Senior Secured First Lien Term B Loan, 4.193%, 09/24/2018	B1	1,909,091	1,864,151
HarbourVest Partners LP, Senior Secured First Lien New Term Loan, 4.750%, 11/21/2017	Ba3	2,900,407	2,927,599
National Financial Partners Corp., Senior Secured First Lien New Term Loan, 5.250%, 06/19/2020	B2	2,666,667	2,661,120
Nuveen Investments, Inc., Senior Secured Tranche B First Lien Term Loan, 4.195%, 05/13/2017	B2	7,000,000	6,962,830
SNL Financial LC, Senior Secured First Lien Term Loan, 5.500%, 10/23/2018	B2	2,621,212	2,626,127

			47,139,118

Beverage, Food and Tobacco - 3.78%
Advance Pierre Foods, Inc., Senior Secured First Lien Term Loan, 5.750%, 07/10/2017	B1	4,394,392	4,419,110
Advance Pierre Foods, Inc., Senior Secured Second Lien Term Loan, 9.500%, 10/10/2017	B1	6,944,444	7,093,750
Del Monte Corp., Senior Secured First Lien Initial Term Loan, 4.000%, 03/08/2018	Ba3	3,879,164	3,872,705
Fairway Group Acquisition Co., Senior Secured First Lien Term Loan, 5.000%, 08/17/2018	B2	3,473,794	3,480,324
Supervalu, Inc., Senior Secured First Lien Term Loan, 5.000%, 03/21/2019	B3	2,966,330	2,953,353
U.S. Foods, Inc., Senior Secured First Lien Term Loan, 4.500%, 03/31/2019	B3	10,408,877	10,323,004

			32,142,246

Semi-Annual Report | June 30, 2013	23

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
June 30, 2013 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Capital Equipment - 1.95%
BakerCorp International, Inc., Senior Secured First Lien Replacement Term Loan, 4.250%, 02/07/2020	Ba3	$2,987,500	$2,977,238
Dematic S.A., Senior Secured First Lien Term Loan, 5.250%, 12/28/2019	B2	4,422,222	4,431,443
Edwards (Cayman Islands II) Ltd., Senior Secured First Lien Term B Loan, 4.750%, 03/26/2020	B3	2,705,051	2,711,813
Sensus U.S.A., Inc. (fka Sensus Metering Systems), Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	Ba2	6,450,000	6,433,875

			16,554,369

Chemicals, Plastics and Rubber - 4.94%
Berry Plastics Corp., Senior Secured First Lien Term D Loan, 3.500%, 02/08/2020	B2	1,130,976	1,120,622
Ineos Finance PLC, Senior Secured First Lien Dollar Term Loan, 4.000%, 05/04/2018	B1	4,981,231	4,888,630
Pinnacle Operating Corp., Senior Secured First Lien Term B Loan, 4.750%, 11/15/2018	B2	11,165,766	11,176,206
PQ Corp., Senior Secured First Lien Term Loan, 4.500%, 05/08/2017	B1	9,950,000	9,976,119
U.S. Coastings Aquisition, Inc., Senior Secured First Lien Initial Term B Loan, 4.750%, 02/01/2020	B2	8,370,629	8,384,273
VWR International, Inc., Senior Secured First Lien Eur Term Loan, 4.376%, 04/03/2017	B1	4,975,000	6,488,494

			42,034,344

Construction and Building - 1.85%
Custom Building Products, Inc., Senior Secured First Lien Term Loan, 6.000%, 12/16/2019	B1	12,789,316	12,837,277
SRS Distribution, Inc., Senior Secured First Lien Term Loan, 4.750%, 09/02/2019	B2	2,894,737	2,880,263

			15,717,540

Consumer Goods Durable - 2.58%
AOT Bedding Super Holdings LLC (aka National Bedding/Serta), Senior Secured First Lien Term B Loan, 5.000%, 10/01/2019	B2	6,982,500	6,992,974
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	B2	1,779,935	1,783,495
Fender Musical Instruments Corp., Senior Secured First Lien Initial Term Loan, 5.750%, 04/03/2019	B2	714,286	716,811
Hupah Finance, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 01/21/2019	B2	2,460,762	2,466,926
MModal, Inc., Senior Secured First Lien Term B Loan, 7.500%, 08/15/2019	Ba3	8,115,066	7,927,446
Spectrum Brands, Inc., Senior Secured First Lien Term B Loan, 4.500%, 12/17/2019	Ba3	2,066,431	2,076,763

			21,964,415

Consumer Goods Non Durable - 1.97%
Acosta, Inc., Senior Secured First Lien Term D Loan, 5.000%, 03/01/2018	B1	4,901,836	4,940,634
FGI Operating Co. LLC, Senior Secured First Lien Term B Loan, 5.500%, 04/19/2019	Ba3	1,994,965	1,997,468
Hostess Brands, Senior Secured First Lien Term Loan, 6.750%, 04/09/2020	B3	1,363,636	1,392,048
Sagittarius Brands, Inc., Senior Secured First Lien Term B Loan, 6.250%, 10/01/2018	B1	8,409,091	8,454,626

			16,784,776

Containers, Packaging and Glass - 4.11%
Berlin Packaging LLC, Senior Secured First Lien Term Loan, 4.750%, 04/02/2019	B1	3,548,387	3,561,694
Berlin Packaging LLC, Senior Secured Second Lien Term Loan, 8.750%, 03/28/2019	B2	714,286	721,429
Bway Corp. (aka ICL Industrial Containers), Senior Secured First Lien Term B Loan, 4.500%, 08/06/2017	Ba3	12,051,892	12,134,748
John Henry Holdings, Inc. (aka Multi Packaging Solutions), Senior Secured First Lien Term Loan, 6.000%, 12/06/2018	B2	11,940,000	12,059,400
Ranpak Corp., Senior Secured Second Lien Term Loan, 8.500%, 04/23/2020	Ba3	2,264,706	2,287,353
WNA Holdings, Inc., Senior Secured First Lien Term Loan, 4.500%, 05/21/2020	B2	4,200,000	4,179,000

			34,943,624

24	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
June 30, 2013 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Energy Electricity - 2.36%
GIM Channelview Cogeneration LLC, Senior Secured First Lien Term Loan, 4.250%, 05/08/2020	Ba3	$1,016,949	$1,023,732
La Frontera Generation LLC, Senior Secured First Lien Term Loan, 4.500%, 09/30/2020	B1	3,401,361	3,382,245
NXP B.V. (NXP Fundings LLC), Senior Secured Tranche C First Lien Term Loan, 4.750%, 01/10/2020	B1	4,975,000	5,055,844
Star West Generation LLC, Senior Secured First Lien Term B Advance Loan, 4.250%, 03/13/2020	Ba3	5,024,982	5,053,248
Topaz Power Holdings LLC, Senior Secured First Lien Term Loan, 5.250%, 02/26/2020	B1	5,529,590	5,537,884

			20,052,953

Energy, Oil and Gas - 7.45%
BBTS Borrower LP, Senior Secured First Lien Term Loan, 7.750%, 06/04/2019	Caa1	10,687,500	10,647,422
Boomerang Tube LLC, Senior Secured First Lien Term Loan, 11.000%, 10/02/2017	B3	1,612,393	1,596,269
Brock Holdings III, Inc., Senior Secured Second Lien Term Loan, 10.000%, 03/16/2018	B1	1,833,333	1,865,416
Buffalo Gulf Coast Terminals LLC, Senior Secured First Lien Term Loan, 5.250%, 10/31/2017	Ba1	2,646,667	2,686,367
Crestwood Holdings LLC, Senior Secured First Lien Term Loan, 7.000%, 05/24/2019	Caa1	5,882,353	5,941,176
EMG Utica LLC, Senior Secured First Lien Term Loan, 4.750%, 03/27/2020	B2	1,888,112	1,883,392
NFR Energy LLC (Sabine Oil & Gas LLC), Senior Secured First Lien Mission Term Loan, 8.750%, 12/31/2018	Caa1	5,276,596	5,276,596
Philadelphia Energy Solutions Refining & Marketing LLC, Senior Secured First Lien Term Loan, 6.250%, 04/04/2018	B1	3,703,704	3,694,444
Rice Drilling B LLC, Senior Secured Second Lien Term Loan, 8.500%, 10/25/2018	NR	2,809,859	2,816,884
Samson Investment Co., Senior Secured Second Lien Initial Term Loan, 6.000%, 09/25/2018	B1	4,000,000	4,000,000
Sheridan Production Partners LP, Senior Secured Tranche B-2 First Lien Term Loan [PRT I], 5.000%, 10/01/2019	B1	5,696,591	5,682,350
Sheridan Production Partners LP, Senior Secured Tranche B-2 First Lien Term Loan [PRT I-A], 5.000%, 10/01/2019	B1	754,845	752,958
Sheridan Production Partners LP, Senior Secured Tranche B-2 First Lien Term Loan, 5.000%, 10/01/2019	B1	461,064	459,911
Stallion Oilfield Holdings, Inc., Senior Secured First Lien Term Loan, 8.000%, 06/18/2018	B3	2,500,000	2,515,625
Tallgrass Energy Partners LP, Senior Secured First Lien Term Loan, 5.250%, 11/13/2018	Ba3	6,638,110	6,683,780
Teine Energy Ltd., Senior Secured First Lien Term Loan, 7.500%, 05/17/2019	NR	2,743,125	2,722,552
Utex Industries, Inc., Senior Secured First Lien Term Loan, 4.750%, 04/10/2020	B3	1,351,351	1,347,412
Utex Industries, Inc., Senior Secured Second Lien Initial Term Loan, 8.750%, 04/10/2021	B3	540,541	542,908
W3 Co., Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	B1	1,115,217	1,122,187
W3 Co., Senior Secured Second Lien Term Loan, 9.250%, 09/13/2020	Caa1	1,056,176	1,074,660

			63,312,309

Environmental Industries - 1.49%
ADS Waste Holdings, Inc., Senior Secured Tranche B First Lien Term Loan, 4.250%, 10/09/2019	B2	8,955,000	8,946,045
Tervita Corp., Senior Secured First Lien Term Loan, 6.250%, 05/15/2018	B2	3,752,500	3,747,809

			12,693,854

Forest Products and Paper - 0.23%
Appvion, Inc., Senior Secured First Lien Term Loan, 5.750%, 06/04/2019	B2	2,000,000	1,995,000

Healthcare and Pharmaceuticals - 12.18%
Alvogen Pharmaceuticals U.S., Senior Secured First Lien Term Loan, 7.000%, 05/23/2018	B3	5,555,556	5,527,778
Ardent Medical Services, Inc., Senior Secured First Lien Term Loan, 6.750%, 07/02/2018	B1	5,118,635	5,169,847
Axcan Pharmaceuticals, Inc., Senior Secured First Lien Term B-1 Loan, 5.500%, 02/10/2017	B1	2,972,062	2,979,492
Axcan Pharmaceuticals, Inc., Senior Secured First Lien Term B-2 Loan, 5.500%, 02/10/2017	B1	3,964,874	3,974,787
Capsugel Holdings U.S., Inc., Senior Secured First Lien Initial Term Loan, 4.250%, 08/01/2018	B1	5,621,887	5,656,433
CHG Buyer Corp., Senior Secured First Lien Term Loan, 5.000%, 11/19/2019	B2	4,976,188	5,005,722

Semi-Annual Report | June 30, 2013	25

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
June 30, 2013 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Healthcare and Pharmaceuticals (continued)
CHG Buyer Corp., Senior Secured Second Lien Term Loan, 9.000%, 11/19/2020	B2	$3,000,000	$3,049,995
Convatec, Inc. (aka Cidron Healthcare, Ltd.), Senior Secured First Lien Dollar Term Loan, 5.000%, 12/22/2016	Ba3	3,915,278	3,945,622
Drumm Investors LLC (aka Golden Living), Senior Secured First Lien Term Loan, 5.000%, 05/04/2018	B1	6,945,232	6,693,468
Harvard Drug Group LLC, Senior Secured First Lien Term Loan, 5.000%, 10/29/2019	B2	5,954,731	5,988,227
Ikaria Acquisition, Inc., Senior Secured First Lien Term Loan, 7.750%, 09/25/2017	B1	4,466,250	4,496,955
Immucor, Inc., Senior Secured First Lien Term B-2 Loan, 5.000%, 08/17/2018	Ba3	470,183	472,769
National Mentor Holdings, Inc., Senior Secured Tranche B-1 First Lien Term Loan, 6.500%, 02/09/2017	Ba3	8,931,516	9,007,433
National Specialty Hospitals, Inc., Senior Secured First Lien Initial Term Loan, 8.250%, 02/03/2017	B2	4,000,000	4,000,000
Onex Carestream Finance LP, Senior Secured First Lien Term Loan, 5.000%, 06/07/2019	B1	5,367,694	5,318,204
Par Pharmaceutical Co., Inc., Senior Secured First Lien Additional Term B-1 Loan, 4.250%, 09/30/2019	B1	6,947,588	6,913,718
RadNet, Inc., Senior Secured Tranche B First Lien Term Loan, 4.253%, 10/10/2018	B2	7,178,323	7,196,269
Sheridan Healthcare, Inc., Senior Secured Second Lien Initial Term Loan, 9.000%, 07/01/2019	B1	2,727,273	2,761,364
Sheridan Holdings, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 06/29/2018	B1	2,122,712	2,130,672
Smile Brands Group, Inc., Senior Secured First Lien Term B Loan, 7.000%, 12/21/2017	Ba3	4,974,555	4,887,525
Surgery Center Holdings, Inc., Senior Secured First Lien Term Loan, 6.000%, 04/11/2019	B1	3,862,941	3,884,574
United Surgical Partners International, Inc., Senior Secured New Tranche B First Lien Term Loan, 4.750%, 04/03/2019	Ba3	2,126,813	2,125,494
Valeant Pharmaceuticals International, Inc., Senior Secured First Lien Series E Tranche B Term Loan, 4.500%, 06/26/2020	Ba1	2,368,421	2,363,388

			103,549,736

High Tech Industries - 14.63%
Aspect Software, Inc., Senior Secured First Lien Term B Loan, 7.000%, 05/09/2016	Ba3	5,835,463	5,850,051
Attachmante Corp., Senior Secured Second Lien Term Loan, 11.000%, 11/22/2018	B1	6,000,000	6,013,140
Audio Visual Services Group, Senior Secured First Lien Term Loan, 6.750%, 11/9/2018	B1	9,413,402	9,507,536
Blackboard, Inc., Senior Secured First Lien Term B-2 Loan, 6.250%, 10/04/2018	B1	12,796,278	12,945,610
Blue Coat Systems, Inc., Senior Secured First Lien Term Loan, 4.500%, 05/31/2019	B2	4,764,821	4,750,908
CompuCom Systems, Inc., Senior Secured First Lien Term Loan, 4.250%, 05/11/2020	B2	2,631,579	2,595,395
Excelitas Technologies, Inc. (fka IDS Acquisition), Senior Secured First Lien Term B Loan, 5.000%, 11/29/2016	B1	4,912,275	4,918,416
EZE Software, Senior Secured First Lien Term Loan, 4.750%, 04/06/2020	B1	1,333,333	1,337,780
Hyland Software, Inc., Senior Secured First Lien Term Loan, 5.500%, 10/25/2019	B2	9,868,443	9,920,844
Ion Trading Technologies S.A.R.L., Senior Secured First Lien Tranche B-1 Term Loan, 4.500%, 05/22/2020	B3	4,687,500	4,673,813
Ion Trading Technologies S.A.R.L., Senior Secured Second Lien Term Loan, 8.250%, 05/22/2021	B3	3,428,571	3,432,857
Kronos, Inc. (aka Seahawk Acquisition Corp.), Senior Secured First Lien Incremental Term Loan, 4.500%, 10/30/2019	B1	8,955,000	8,997,536
Kronos, Inc. (aka Seahawk Acquisition Corp.), Senior Secured Second Lien Term Loan, 9.750%, 04/30/2020	B1	3,076,923	3,184,615
Presidio, Inc., Senior Secured First Lien Term Loan, 5.750%, 03/31/2017	B1	4,466,250	4,432,753
Rocket Software, Inc., Senior Secured First Lien Term Loan, 5.750%, 02/08/2018	B1	2,867,083	2,874,251
Ship Luxco 3 S.A.R.L. (RBS Worldpay), Senior Secured Facility B2A First Lien Term Loan, 5.250%, 11/30/2017	Ba2	1,011,411	1,019,250
Ship Luxco 3 S.A.R.L. (RBS Worldpay), Senior Secured Facility C First Lien Term Loan, 4.750%, 11/30/2019	Ba2	2,707,692	2,720,662
Sirius Computer, Inc. (SCS Holdings I), Senior Secured First Lien Term Loan, 7.000%, 12/07/2018	Ba3	5,250,000	5,243,437

26	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
June 30, 2013 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

High Tech Industries (continued)
Sophia LP, Senior Secured First Lien Additional Term B Loan, 4.500%, 07/19/2018	Ba3	$1,990,000	$1,997,463
Technicolor S.A., Senior Secured First Lien Term A2 Facility Loan, 6.750%, 05/26/2016	B3	1,504,172	1,519,221
Technicolor S.A., Senior Secured First Lien Term B2 Facility Loan, 7.750%, 05/26/2017	B3	3,900,108	3,939,128
TriZetto Group, Inc. (TZ Merger Sub, Inc.), Senior Secured First Lien Term Loan, 4.750%, 05/02/2018	B1	1,791,974	1,788,615
TriZetto Group, Inc. (TZ Merger Sub, Inc.), Senior Secured Second Lien Term Loan, 8.500%, 03/28/2019	B1	1,288,768	1,282,324
Vertafore, Inc., Senior Secured Second Lien Term Loan, 9.750%, 10/27/2017	B1	9,250,000	9,504,375
Wall Street Systems Holdings, Inc., Senior Secured First Lien Term Loan, 5.750%, 10/25/2019	Ba3	7,107,143	7,122,707
Wesco Distribution, Senior Secured First Lien Term Loan, 4.500%, 12/12/2019	Ba3	2,842,857	2,854,712

			124,427,399

Hotels, Gaming and Leisure - 3.01%
Alpha Topco Ltd. (Formula One), Senior Secured First Lien New Facility Term B Loan, 4.500%, 04/30/2019	B2	6,417,739	6,419,343
Centaur LLC, Senior Secured First Lien Term Loan, 5.250%, 02/20/2019	B1	7,178,333	7,169,360
Corner Investment Propco LLC, Senior Secured First Lien Term B Loan, 11.000%, 11/04/2019	B3	3,000,000	3,090,000
Mood Media Corp., Senior Secured First Lien Term Loan, 7.000%, 05/06/2011	Ba3	1,765,887	1,768,651
Zuffa LLC, Senior Secured First Lien Term B Loan, 4.500%, 02/25/2020	Ba3	7,205,172	7,184,926

			25,632,280

Media Advertising, Printing and Publishing - 2.14%
Cenveo Corp., Senior Secured First Lien Term B Loan, 6.250%, 02/13/2017	Ba3	3,156,646	3,165,532
Getty Images, Inc., Senior Secured First Lien Initial Term Loan, 4.750%, 10/18/2019	B1	6,965,000	6,898,241
McGraw-Hill Global Education Holdings LLC, Senior Secured First Lien Term Loan, 9.000%, 03/22/2019	B2	2,161,250	2,130,722
SGS International, Inc. (aka Southern Graphics/Logo Merger Sub), Senior Secured First Lien Term Loan, 5.000%, 10/17/2019	B1	5,970,000	5,992,417

			18,186,912

Media Broadcasting and Subscription - 3.04%
Cumulus Media Holdings, Inc., Senior Secured First Lien Term Loan, 4.500%, 09/17/2018	Caa1	4,763,461	4,780,323
Entercom Radio LLC, Senior Secured First Lien Term B Loan, 5.000%, 11/23/2018	B2	2,051,789	2,075,384
FoxCo Acquisition Sub. LLC, Senior Secured First Lien Term Loan, 5.500%, 07/14/2017	B1	2,735,771	2,766,563
Hubbard Radio LLC, Senior Secured First Lien Term Loan, 4.500%, 04/29/2019	Ba3	1,354,113	1,360,883
NEP/NCP Holdco, Inc., Senior Secured First Lien Term Loan, 4.750%, 01/22/2020	B1	1,667,598	1,679,413
Nexstar Broadcasting, Inc. (aka MIssion Broadcasting, Inc.), Senior Secured First Lien Mission Term Loan, 4.250%, 12/03/2019	Ba3	905,367	911,596
Nexstar Broadcasting, Inc. (aka Mission Broadcasting, Inc.), Senior Secured First Lien Term B Loan, 4.250%, 12/03/2019	Ba3	2,141,542	2,156,276
RCN Corp., Senior Secured First Lien Term B Loan, 5.250%, 03/01/2020	B1	3,621,988	3,642,996
SESAC Holdings, Inc., Senior Secured First Lien Term Loan, 6.000%, 02/15/2019	B1	2,458,235	2,476,672
Univision Communications, Inc., Senior Secured First Lien Term C1 Loan, 4.500%, 03/01/2020	B2	3,990,000	3,960,075

			25,810,181

Metals and Mining - 1.06%
MRC Global (aka McJunkin Corp.), Senior Secured First Lien Term B Loan, 6.000%, 11/08/2019	Ba2	8,970,673	9,034,185

Retail - 9.79%
Academy, Ltd., Senior Secured First Lien Initial Term Loan, 4.500%, 08/03/2018	B2	6,932,538	6,970,459
Albertson’s LLC, Senior Secured First Lien Term B-2 Loan, 4.750%, 03/21/2019	NR	2,023,913	2,014,431

Semi-Annual Report | June 30, 2013	27

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
June 30, 2013 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Retail (continued)
BJ’s Wholesale Club, Inc., Senior Secured First Lien Replacement Term Loan, 4.250%, 09/26/2019	B2	$7,970,038	$7,955,094
Burlington Coat Factory Warehouse Corp., Senior Secured First Lien Term B-1 Loan, 4.250%, 02/23/2017	B3	2,776,843	2,782,396
Chinos Acquisition Corp. (aka J. Crew Group, Inc.), Senior Secured First Lien New Term B1 Loan, 4.000%, 03/07/2018	B1	3,969,620	3,957,215
Collective Brands Finance, Inc. (aka Payless ShoeSource), Senior Secured First Lien Term Loan, 7.250%, 10/09/2019	B1	10,116,807	10,268,559
Container Store, Inc., Senior Secured First Lien Term B3 Loan, 5.500%, 04/08/2019	B3	1,892,629	1,898,553
DBP Holdings Corp., Senior Secured First Lien Initial Term Loan, 5.000%, 10/11/2019	B2	7,224,565	7,242,663
Leslie’s Poolmart, Inc., Senior Secured Tranche B First Lien Term Loan, 5.250%, 10/16/2019	B2	9,767,800	9,812,585
Neiman Marcus Group, Inc., Senior Secured First Lien Extended Term Loan, 4.000%, 05/16/2018	B2	6,562,500	6,551,902
Renfro Corp., Senior Secured First Lien New Term B Loan, 5.750%, 01/30/2019	B2	665,000	668,325
Smart & Final Stores LLC, Senior Secured First Lien Term Loan, 4.500%, 11/15/2019	B3	15,352,548	15,275,785
Sports Authority, Inc. (aka TSA), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	B3	3,969,466	3,984,351
Sprouts Farmers Markets Holdings LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 04/23/2020	B2	2,000,000	2,002,500
Yankee Candle Co., Inc., Senior Secured First Lien Term B Loan, 5.250%, 04/02/2019	Ba2	1,814,244	1,819,015

			83,203,833

Services - Business - 8.75%
4L Holdings Corp. (aka Clover Technology), Senior Secured First Lien Term Loan, 6.750%, 05/07/2018	B2	4,960,206	4,960,206
Advantage Sales & Marketing, Inc., Senior Secured Second Lien Term Loan, 8.250%, 06/18/2018	Ba3	102,857	103,543
Alix Partners LLP, Senior Seucred First Lien Refinancing Term B-2 Loan, 4.500%, 06/28/2019	Ba3	5,390,496	5,415,777
Crossmark Holdings, Inc., Senior Secured First Lien Term Loan, 4.500%, 12/20/2019	B1	2,346,698	2,344,739
Crossmark Holdings, Inc., Senior Secured Second Lien Term Loan, 8.750%, 12/21/2020	B1	2,000,000	2,000,000
eResearch Technology, Inc., Senior Secured First Lien Term Loan, 6.000%, 05/02/2018	B1	3,145,484	3,165,143
Garda Worldwide Security Corp., Senior Secured First Lien Term Loan, 4.500%, 11/13/2019	B1	2,450,094	2,475,612
Ipreo Holdings LLC, Senior Secured Tranche B-2 First Lien Term Loan, 6.500%, 08/07/2017	B1	988,223	999,340
MoneyGram Payment Systems Worldwide, Inc., Senior Secured First Lien Term B Loan, 4.250%, 03/27/2020	Ba1	2,369,870	2,380,250
PGA Holdings, Inc. (aka Press Ganey), Senior Secured First Lien Term Loan, 4.250%, 04/20/2018	B2	2,216,485	2,211,864
Polyconcept Investments B.V. (Metropolitan Management), Senior Secured First Lien Term Loan, 7.000%, 06/27/2019	Ba3	5,000,000	4,975,000
Scitor Corp., Senior Secured First Lien Term Loan, 5.000%, 02/15/2017	B2	1,614,747	1,582,452
Sedgwich Holdings, Inc., Senior Secured First Lien Term B-2 Loan, 4.250%, 06/12/2018	B1	1,783,679	1,788,878
SI Organization, Inc., Senior Secured New Tranche B First Lien Term Loan, 5.500%, 11/22/2016	Ba3	2,984,866	2,981,135
StoneRiver Group LP, Senior Secured First Lien Initial Term Loan, 4.500%, 11/29/2019	B2	4,354,839	4,328,514
StoneRiver Group LP, Senior Secured Second Lien Initial Term Loan, 8.500%, 05/30/2020	B2	3,669,725	3,655,963
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 5.500%, 02/07/2019	B1	5,712,955	5,734,378
Transaction Network Services, Senior Secured First Lien Term Loan, 5.000%, 02/14/2020	B1	3,460,351	3,480,543
Transaction Network Services, Senior Secured Second Lien Term Loan, 9.000%, 08/14/2020	B1	1,406,250	1,420,903
TravelCLICK Holdings (aka TCH-2 Holdings), Senior Secured First Lien Term B Loan, 5.750%, 03/16/2016	B1	1,498,335	1,518,937
TravelCLICK Holdings (aka TCH-2 Holdings), Senior Secured Second Lien Term Loan, 9.750%, 03/25/2018	B1	1,074,627	1,110,895
Truven Health Analytics, Inc., Senior Secured New Tranche B First Lien Term Loan, 4.500%, 06/06/2019	Ba3	7,976,233	7,971,288
ValleyCrest Companies LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 06/07/2019	B2	1,578,947	1,577,171

28	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
June 30, 2013 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Services - Business (continued)
Web.com Group, Inc., Senior Secured First Lien Term Loan, 4.500%, 10/27/2017	B1	$6,173,523	$6,230,103

			74,412,634

Services - Consumer - 2.49%
Alliance Laundry Systems LLC, Senior Secured First Lien Term Loan, 4.500%, 12/10/2018	B1	2,935,545	2,952,057
Aramark Corp., Senior Secured First Lien Term D Loan, 4.000%, 09/09/2019	Ba3	6,999,747	6,999,747
Bright Horizons Family Solutions LLC, Senior Secured First Lien Term Loan, 4.000%, 01/30/2020	B2	1,401,408	1,408,240
California Pizza Kitchen, Inc., Senior Secured First Lien Term Loan 5.250%, 03/29/2018	B3	3,418,605	3,427,151
Monitronics International, Inc., Senior Secured First Lien Term B Loan, 4.250%, 03/23/2018	B2	6,353,372	6,377,198

			21,164,393

Telecommunications - 5.86%
Avaya, Inc., Senior Secured B-3 Extended First Lien Term B-3 Loan, 4.773%, 10/26/2017	B1	3,961,144	3,482,202
Fairpoint Communications, Inc., Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	Ba2	5,985,000	5,873,859
Fibertech Networks, LLC (Firefox), Senior Secured First Lien New Term Loan, 4.500%, 12/18/2019	B2	5,348,097	5,399,359
Global Tel Link Corp., Senior Secured First Lien Term Loan, 5.000%, 05/23/2020	B1	4,500,000	4,491,562
Hargray Communications (DPC Acquisitions), Senior Secured First Lien Term Loan, 4.750%, 06/25/2019	B1	3,000,000	2,996,250
Leap Wireless International, Inc. (Cricket Communications), Senior Secured First Lien Term Loan, 4.750%, 10/10/2019	Ba2	8,291,667	8,222,597
Securus Technologies Holdings, Inc., Senior Secured First Lien Initial Term Loan, 4.750%, 04/30/2020	Caa2	987,654	982,410
Sorenson Communications, Inc., Senior Secured First Lien Term Loan, 9.500%, 10/31/2014	B2	3,913,755	3,921,112
Wide Open West Finance LLC, Senior Secured First Lien Term B Loan, 4.750%, 04/01/2019	Ba2	4,988,588	5,011,461
Zayo Group LLC (Zayo Capital, Inc.), Senior Secured First Lien Term Loan, 4.500%, 07/02/2019	B2	9,464,869	9,472,725

			49,853,537

Transportation Consumer - 2.71%
Air Medical Group Holdings, Inc., Senior Secured First Lien Term B-1 Loan, 6.500%, 06/30/2018	B2	5,339,627	5,429,733
Delta Airlines, Inc., Senior Secured First Lien Term B1 Loan, 4.000%, 10/18/2018	Ba2	9,975,000	9,994,601
Sabre, Inc., Senior Secured First Lien Term B Loan, 5.250%, 02/19/2019	B1	6,001,097	6,047,336
U.S. Airways, Inc., Senior Secured First Lien Tranche B-1 Term Loan, 4.250%, 05/22/2019	B3	1,574,803	1,558,551

			23,030,221

Utilities Electric - 0.96%
Calpine Corp., Senior Secured First Lien Term B3 Loan, 4.000%, 10/09/2019	B1	1,994,975	1,996,232
FREIF North American Power I LLC, Senior Secured First Lien Term B-1 Loan, 4.750%, 03/29/2019	Ba3	3,833,168	3,837,959
FREIF North American Power I LLC, Senior Secured First Lien Term C-1 Loan, 4.750%, 03/29/2019	Ba3	751,161	752,100
Panda Temple Power LLC, Senior Secured First Lien Term Loan, 7.250%, 04/03/2019	NR	1,545,455	1,560,909

			8,147,200

Utilities, Oil & Gas - 0.40%
EquiPower Resources Holdings LLC, Senior Secured First Lien Term C Loan, 4.250%, 12/21/2019	Ba3	3,387,097	3,370,161

TOTAL FLOATING RATE LOAN INTERESTS (Cost $937,589,235)			942,001,377

Semi-Annual Report | June 30, 2013	29

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
June 30, 2013 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

CORPORATE BONDS - 32.80%
Banking, Finance, and Real Estate - 0.49%
Hub International, Ltd., Senior Unsecured Bond, 8.125%, 10/15/2018(b)	Caa2	$4,000,000	$4,180,000

Beverage, Food and Tobacco - 1.28%
Aramark Corp., Senior Unsecured Bond, 5.750%, 03/15/2020(b)	B3	1,500,000	1,541,250
Chiquita Brands International, Inc., Senior Unsecured Bond, 7.875%, 02/01/2021(b)	B1	1,500,000	1,575,000
Del Monte Foods Co., Senior Unsecured Bond, 7.625%, 02/15/2019	Caa1	5,000,000	5,162,500
U.S. Foods, Inc., Senior Unsecured Bond, 8.500%, 06/30/2019	Caa2	2,500,000	2,625,000

			10,903,750

Chemicals, Plastics and Rubber - 0.47%
Nufarm Australia, Ltd., Senior Unsecured Bond, 6.375%, 10/15/2019(b)	Ba3	3,000,000	3,007,500
PetroLogistics LP (PetroLogistics Finance Corp.), Senior Unsecured Bond, 6.250%, 04/01/2020(b)	B2	1,000,000	985,000

			3,992,500

Construction and Building - 0.18%
Zachry Holdings, Inc., Senior Unsecured Bond, 7.500%, 02/01/2020(b)	B2	1,450,000	1,500,750

Consumer Goods Durable - 0.96%
Reynolds Group Holdings, Inc., Senior Unsecured Bond,
8.500%, 05/15/2018	Ba2	4,000,000	4,140,000
5.750%, 10/15/2020	Ba2	4,000,000	4,040,000

			8,180,000

Consumer Goods Non Durable - 0.69%
Revlon Consumer Products Corp., Senior Unsecured Bond, 5.750%, 02/15/2021(b)	B1	6,000,000	5,872,500

Energy Electricity - 0.46%
Amkor Technology, Inc., Senior Unsecured Bond, 6.375%, 10/01/2022	B2	4,000,000	3,950,000

Energy, Oil and Gas - 7.11%
Alta Mesa Holdings LP, Senior Unsecured Bond, 9.625%, 10/15/2018	B3	7,000,000	7,297,500
Atlas Pipeline Partners LLC, Senior Unsecured Bond,
6.625%, 10/01/2020(b)	B2	5,000,000	5,037,500
4.750%, 11/15/2021(b)	B2	3,000,000	2,703,750
BreitBurn Energy Partners LP, Senior Unsecured Bond, 7.875%, 04/15/2022	B3	4,500,000	4,612,500
CrownRock LP / CrownRock Finance, Inc., Senior Unsecured Bond, 7.125%, 04/15/2021(b)	Caa1	5,000,000	4,925,000
CVR Refining LLC / Coffeyville Finance, Inc., Senior Unsecured Bond, 6.500%, 11/01/2022(b)	B2	5,000,000	4,925,000
Everest Acquisition LLC, Senior Unsecured Bond, 7.750%, 09/01/2022	B2	2,000,000	2,150,000
Forest Oil Corp., Senior Unsecured Bond, 7.500%, 09/15/2020(b)	B3	3,000,000	2,865,000
Genesis Energy LP/Finance Corp., Senior Unsecured Bond, 5.750%, 02/15/2021(b)	B1	2,000,000	1,960,000
Linn Energy LLC, Senior Unsecured Bond, 6.250%, 11/01/2019(b)	B2	4,000,000	3,830,000
Resolute Energy Corp., Senior Unsecured Bond, 8.500%, 05/01/2020	B3	2,900,000	2,965,250
Samson Investment Co., Senior Unsecured Bond, 9.750%, 02/15/2020(b)	B3	4,000,000	4,235,000
SandRidge Energy, Inc., Senior Unsecured Bond, 7.500%, 02/15/2023	B2	4,000,000	3,820,000
Sidewinder Drilling, Inc., Senior Unsecured Bond, 9.750%, 11/15/2019(b)	B3	4,250,000	4,324,375
Vanguard Natural Resources LLC, Senior Unsecured Bond, 7.875%, 04/01/2020	Caa1	2,250,000	2,317,500
Western Refining, Inc., Senior Unsecured Bond, 6.250%, 04/01/2021(b)	B2	2,500,000	2,450,000

			60,418,375

30	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
June 30, 2013 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Healthcare and Pharmaceuticals - 0.51%
Amsurg Corp., Senior Unsecured Bond, 5.625%, 11/30/2020	Ba3	$1,000,000	$1,005,000
Aurora Diagnostics Holdings LLC, Senior Unsecured Bond, 10.750%, 01/15/2018	Caa1	2,000,000	1,350,000
Valeant Pharmaceuticals, Inc., Senior Unsecured Bond, 6.375%, 10/15/2020(b)	B1	2,000,000	1,987,500

			4,342,500

High Tech Industries - 3.70%
Allen Systems Group, Inc., Senior Secured Bond, 10.500%, 11/15/2016(b)	Caa2	1,875,000	1,237,500
Brocade Communications Systems, Inc., Senior Unsecured Bond, 4.625%, 01/15/2023(b)	B1	1,250,000	1,181,250
IMS Health, Inc., Senior Unsecured Bond, 6.000%, 11/01/2020(b)	B3	2,600,000	2,652,000
MModal, Inc., Senior Unsecured Bond, 10.750%, 08/15/2020(b)	Caa1	3,017,000	2,473,940
Mood Media Corp., Senior Unsecured Bond, 9.250%, 10/15/2020(b)	B3	8,700,000	8,004,000
Sanmina-SCI Corp., Senior Unsecured Bond, 7.000%, 05/15/2019(b)	B1	4,000,000	4,140,000
Southern Graphics, Inc., Senior Unsecured Bond, 8.375%, 10/15/2020(b)	Caa1	1,000,000	1,035,000
Technicolor S.A., Senior Unsecured Bond,
9.350%, 04/23/2016	B3	485,103	557,384
9.350%, 05/26/2017	B3	1,455,991	1,672,934
Viasystems, Inc., Senior Unsecured Bond, 7.875%, 05/01/2019(b)	B2	8,002,000	8,482,120

			31,436,128

Hotels, Gaming and Leisure - 1.71%
Felcor Lodging Trust, Inc., Senior Unsecured Bond, 5.625%, 03/01/2023	B2	4,000,000	3,900,000
NCL Corp., Ltd., Senior Unsecured Bond, 5.000%, 02/15/2018(b)	B3	3,250,000	3,201,250
Sabre Holdings, Corp., Senior Unsecured Bond, 8.500%, 05/15/2019(b)	B1	4,000,000	4,275,000
Six Flags Theme Parks, Inc., Senior Unsecured Bond, 5.250%, 01/15/2021(b)	B3	3,250,000	3,144,375

			14,520,625

Media Diversified and Production - 3.57%
Cablevision Systems Corp., Senior Unsecured Bond, 5.875%, 09/15/2022	B1	4,000,000	3,890,000
CCO Holdings, Inc., Senior Unsecured Bond, 5.125%, 02/15/2023	B1	3,650,000	3,440,125
Cequel Communications LLC, Senior Unsecured Bond, 6.375%, 09/15/2020(b)	B3	8,500,000	8,691,250
LIN Television Corp., Senior Unsecured Bond, 6.375%, 01/15/2021	B3	1,250,000	1,270,312
McGraw-Hill Global Education Holdings LLC, First Priority Lien Bond, 9.750%, 04/01/2021(b)	B2	2,000,000	2,055,000
Mediacom Broadband Group LLC, Senior Unsecured Bond, 6.375%, 04/01/2023	B3	2,225,000	2,225,000
Quebecor Media, Inc., Senior Unsecured Bond, 5.750%, 01/15/2023	B2	1,025,000	1,004,500
Sinclair Television Group, Inc., Senior Unsecured Bond, Series WI, 6.125%, 10/01/2022	B1	3,500,000	3,517,500
Univision Communications, Inc., Senior Unsecured Bond, 6.750%, 09/15/2022(b)	B2	4,000,000	4,220,000

			30,313,687

Metals and Mining - 0.60%
Prince Mineral Holding Corp., Senior Unsecured Bond, 11.500%, 12/15/2019(b)	Caa1	1,000,000	1,075,000
Terex Corp., Senior Unsecured Bond, 6.000%, 05/15/2021	B3	4,000,000	4,010,000

			5,085,000

Retail - 2.44%
Logan’s Roadhouse, Inc., Senior Unsecured Bond, 10.750%, 10/15/2017	B3	3,994,000	3,724,405
New Academy Finance Co., LLC, Senior Unsecured Bond, 8.000%, 06/15/2018(b)(c)	Caa1	3,000,000	3,090,000
Petco Holdings, Inc., Senior Unsecured Bond, 8.500%, 10/15/2017(b)(c)	Caa1	2,300,000	2,357,500
Ruby Tuesday, Inc., Senior Unsecured Bond, 7.625%, 05/15/2020	B3	4,000,000	4,000,000
Serta Simmons Holdings LLC, Senior Unsecured Bond, 8.125%, 10/01/2020(b)	Caa1	6,000,000	6,135,000
Wolverine World Wide, Inc., Senior Unsecured Bond, 6.125%, 10/15/2020(b)	B2	1,400,000	1,452,500

			20,759,405

Services - Business - 1.74%
FTI Consulting, Inc., Senior Unsecured Bond, 6.000%, 11/15/2022(b)	Ba2	1,800,000	1,831,500

Semi-Annual Report | June 30, 2013	31

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
June 30, 2013 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

Services - Business (continued)
Global A&T Electronics, Ltd., Senior Unsecured Bond, 10.000%, 02/01/2019(b)	B1	$4,000,000	$4,090,000
Hertz Corp., Senior Unsecured Bond,
5.875%, 10/15/2020	B2	1,000,000	1,035,000
6.250%, 10/15/2022	B2	1,000,000	1,048,750
Neff Rental LLC, Senior Unsecured Bond, 9.625%, 05/15/2016(b)	Caa1	6,408,000	6,760,440

			14,765,690

Telecommunications - 5.05%
Avaya, Inc., Senior Secured Bond, 7.000%, 04/01/2019(b)	B1	4,000,000	3,630,000
Cincinnati Bell, Inc. (aka Broadwing, Inc.), Senior Unsecured Bond, 8.750%, 03/15/2018	B3	4,643,000	4,672,019
Crown Castle International Corp., Senior Unsecured Bond, 5.250%, 01/15/2023	B1	5,000,000	4,818,750
DigitalGlobe, Inc., Senior Unsecured Bond, 5.250%, 02/01/2021(b)	B1	1,350,000	1,302,750
Fairpoint Communications, Inc., Senior Secured Bond, 8.750%, 08/15/2019(b)	B2	3,000,000	2,985,000
Frontier Communications Corp., Senior Unsecured Bond, 7.125%, 01/15/2023	Ba2	4,000,000	3,995,000
GCI, Inc., Senior Unsecured Bond, 6.750%, 06/01/2021	B2	6,000,000	5,640,000
Intelsat Jackson Holdings SA, Senior Unsecured Bond, 5.500%, 08/01/2023(b)	B3	3,400,000	3,213,000
MetroPCS Wireless, Inc., Senior Unsecured Bond, 6.250%, 04/01/2021(b)	B1	2,000,000	2,042,500
Sorenson Communications, Inc., Senior Unsecured Bond, 10.500%, 02/01/2015(b)	B1	4,000,000	3,180,000
Sprint Nextel Corp., Senior Unsecured Bond, 6.000%, 11/15/2022	B3	4,750,000	4,678,750
Windstream Corp., Senior Unsecured Bond, 6.375%, 08/01/2023	B1	3,000,000	2,820,000

			42,977,769

Transportation Cargo - 0.65%
Kenan Advantage Group, Inc., Senior Unsecured Bond, 8.375%, 12/15/2018(b)	B3	5,250,000	5,486,250

Transportation Consumer - 0.23%
US Airways, Inc., Senior Unsecured Bond, 6.125%, 06/01/2018	Caa2	2,100,000	1,995,000

Utilities Electric - 0.47%
NRG Energy, Inc., Senior Unsecured Bond, 6.625%, 03/15/2023(b)	B1	4,000,000	4,020,000

Wholesale - 0.49%
VWR Funding, Inc., Senior Unsecured Bond, 7.250%, 09/15/2017	Caa1	4,000,000	4,160,000

TOTAL CORPORATE BONDS (Cost $281,155,931)			278,859,929

Total Investments - 143.58% (Cost $1,218,745,166)			1,220,861,306

Assets in Excess of Other Liabilities - 2.29%			19,452,226

Leverage Facility - (45.87)%			(390,000,000)

Net Assets - 100.00%			$850,313,532

Amounts above are shown as a percentage of net assets as of June 30, 2013.

(a)	The interest rate shown represents the rate at period end.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $165,349,250, which represents approximately 19.45% of net assets as of June 30, 2013.

(c)	Option to convert to pay-in-kind security.

See Notes to Financial Statements.
32	www.blackstone-gso.com

Blackstone / GSO Funds	Statements of Assets and Liabilities
June 30, 2013 (Unaudited)

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
ASSETS:
Investments, at value (Cost $429,629,686, $282,594,351 and $1,218,745,166, respectively) (including securities on loan)(a)	$428,076,116	$281,808,821	$1,220,861,306
Cash	3,693,498	8,717,335	16,772,939
Foreign Currency, at value (Cost $0, $0 and $49,813, respectively)	0	0	49,813
Unrealized appreciation on total return swap contracts (Note 11)	0	33,338	0
Receivable for investment securities sold	27,144,469	6,596,979	56,744,572
Interest receivable	2,300,800	2,661,983	9,741,314
Receivable for dividend reinvest	35,758	6,927	225,423
Deferred financing costs (Note 9)	1,748,940	0	0
Deposit held with broker for swap contracts	0	5,401,117	0
Total Assets	462,999,581	305,226,500	1,304,395,367

LIABILITIES:
Payable for investment securities purchased	25,608,824	15,170,350	62,140,040
Senior secured notes/leverage facility (Note 9)	96,000,000	0	390,000,000
Interest due on senior secured notes/leverage facility (Note 9)	150,929	0	382,347
Collateral for securities on loan (Note 8)	0	48,880,313	0
Unrealized depreciation on total return swap contracts (Note 11)	0	182,785	0
Swap contracts interest payable	0	100,326	0
Accrued investment advisory fee payable	359,996	238,789	1,026,379
Accrued trustees’ fees payable	5,097	4,586	17,551
Other payables and accrued expenses	467,751	276,055	515,518
Total Liabilities	122,592,597	64,853,204	454,081,835
	340,406,984	240,373,296	850,313,532

TERM PREFERRED SHARES: (NOTE 9)
Term Preferred Shares, plus distributions payable on preferred shares ($1,000 liquidation value per share, 48,000 shares issued and outstanding)	48,104,398	N/A	N/A
Total Term Preferred Shares	48,104,398	N/A	N/A
Net Assets Applicable to Common Shareholders	$292,302,586	$240,373,296	$850,313,532

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$289,800,331	$239,015,679	$847,443,664
Undistributed/(Overdistributed) net investment income	(8,799)	135,380	(4,563,170)
Accumulated net realized gain on investment securities and swap contracts	4,064,624	2,157,214	5,315,584
Net unrealized appreciation/(depreciation) on investment securities and swap contracts	(1,553,570)	(934,977)	2,117,454
Net Assets Applicable to Common Shareholders	$292,302,586	$240,373,296	$850,313,532

Common shares outstanding (unlimited shares authorized, par value $0.001 per share)	15,205,439	12,702,160	44,664,382
Net asset value per common share	$19.22	$18.92	$19.04

(a) Securities on loan with values of $0, $48,098,073 and $0, respectively. See Note 8.

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2013	33

Blackstone / GSO Funds	Statements of Operations
For the Six Months Ended June 30, 2013 (Unaudited)

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
INVESTMENT INCOME:
Interest	$11,962,771	$8,955,492	$33,545,546
Facility and other fees	636,097	372,225	2,333,377
Total Investment Income	12,598,868	9,327,717	35,878,923

EXPENSES:
Investment advisory fee	2,181,730	1,449,317	5,890,418
Fund accounting and administration fees	327,260	217,398	883,563
Insurance expense	126,280	71,895	16,967
Legal and audit fees	65,076	50,795	135,857
Custodian fees	57,092	139,119	172,858
Trustees’ fees and expenses	51,999	50,978	64,550
Printing expense	9,457	15,516	15,320
Transfer agent fees	7,980	9,306	8,885
Securities lending agent fees	0	146,595	0
Interest on senior secured notes/leverage facility	889,266	0	1,845,392
Amortization of deferred financing costs (Note 9)	221,368	0	0
Other expenses	72,770	60,897	76,296
Total Expenses	4,010,278	2,211,816	9,110,106
Net Investment Income	8,588,590	7,115,901	26,768,817

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on:
Investment securities	2,756,858	1,932,443	5,051,130
Total return swap contracts	0	408,805	0
Foreign currency transactions	0	0	264,454
Change in unrealized appreciation/(depreciation) on:
Investment securities	(3,754,316)	(1,918,784)	(7,722,593)
Total return swap contracts	0	51,143	0
Translation of assets and liabilities in foreign currency transactions	0	0	1,314
Net Realized and Unrealized Gain/(Loss) on Investments	(997,458)	473,607	(2,405,695)

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From ordinary income	(613,566)	N/A	N/A
From net realized gains	N/A	N/A	N/A
Total Distributions to Preferred Shareholders	(613,566)	N/A	N/A
Net Increase in Net Assets Attributable to Common Shares from Operations	$6,977,566	$7,589,508	$24,363,122

See Notes to Financial Statements.
34	www.blackstone-gso.com

Blackstone / GSO Funds	Statements of Changes in Net Assets

	Senior Floating Rate Term Fund		Long-Short Credit Income Fund		Strategic Credit Fund
	For the Six Months Ended June 30, 2013 (Unaudited)	For the Year Ended December 31, 2012	For the Six Months Ended June 30, 2013 (Unaudited)	For the Year Ended December 31, 2012	For the Six Months Ended June 30, 2013 (Unaudited)	For the Period September 26, 2012 (Commencement of Operations) to December 31, 2012
FROM OPERATIONS:
Net investment income	$8,588,590	$20,678,091	$7,115,901	$15,537,136	$26,768,817	$6,049,040
Net realized gain on investment securities and swap contracts	2,756,858	2,485,033	2,341,248	3,207,302	5,315,584	537,477
Change in unrealized appreciation/(depreciation) on investment securities, swap contracts and translation of assets and liabilities in foreign currency transactions	(3,754,316)	7,353,951	(1,867,641)	8,854,534	(7,721,279)	9,838,733
Distributions to preferred shareholders:
From net investment income	(613,566)	(1,232,331)	0	0	0	0
From net realized gains	0	(88,500)	0	0	0	0
Net Increase in Net Assets Attributable to Common Shares from Operations	6,977,566	29,196,244	7,589,508	27,598,972	24,363,122	16,425,250

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From ordinary income	(8,360,436)	(18,668,963)	(8,230,269)	(16,455,664)	(31,331,987)	(6,049,040)
From net realized gains	0	(2,892,755)	0	0	0	(537,477)
From tax return of capital	0	0	0	0	0	(3,852,602)
Net Decrease in Net Assets from Distributions to Common Shareholders	(8,360,436)	(21,561,718)	(8,230,269)	(16,455,664)	(31,331,987)	(10,439,119)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of common shares (net of offering costs of $0, $0, $0, $0, $0 and $1,784,200, respectively)	0	0	0	0	0	850,171,300
Net asset value of common shares issued to stockholders from reinvestment of dividends	226,145	526,575	35,918	102,663	905,977	118,989
Net Increase from Capital Share Transactions	226,145	526,575	35,918	102,663	905,977	850,290,289
Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(1,156,725)	8,161,101	(604,843)	11,245,971	(6,062,888)	856,276,420

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	293,459,311	285,298,210	240,978,139	229,732,168	856,376,420	100,000
End of period(a)	$292,302,586	$293,459,311	$240,373,296	$240,978,139	$850,313,532	$856,376,420

(a) Including undistributed/ (overdistributed) net investment income of:	$(8,799)	$376,613	$135,380	$1,249,748	$(4,563,170)	$0

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2013	35

Blackstone / GSO Funds	Statements of Cash Flows
For the Six Months Ended June 30, 2013 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
Net increase in net assets from operations	$6,977,566	$7,589,508	$24,363,122

Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:
Purchases of long-term investment securities	(235,194,651)	(136,117,466)	(776,446,880)
Proceeds from disposition of long-term investment securities	207,375,840	137,259,765	395,303,205
Net payments on swap contracts	0	51,143	0
Discounts and premiums amortized	704,661	575,442	(300,672)
Net realized gain on:
Investment securities	(2,756,858)	(1,932,443)	(5,051,130)
Total return swap contracts	0	(408,805)	0
Foreign currency transactions	0	0	(264,454)
Net change in unrealized (appreciation)/depreciation on:
Investment securities	3,754,316	1,918,784	7,722,593
Total return swap contracts	0	(51,143)	0
Translation of assets and liabilities in foreign currency transactions	0	0	(1,314)
(Increase)/Decrease in interest receivable	94,244	595,963	(3,701,792)
Decrease in amortization of deferred financing costs	221,368	0	0
Decrease in deposits held with broker for total return swap contracts	0	5,400,000	0
Decrease in prepaid expenses and other assets	126,171	58,192	34,415
Decrease in interest payable on loan outstanding	0	0	(49,855)
Decrease in total return swap contracts interest payable	0	(64,973)	0
Increase/(Decrease) in interest due on senior secured notes	(7,834)	0	217,048
Decrease in accrued offering costs	0	0	(10,804)
Increase/(Decrease) in accrued investment advisory fees payable	(12,928)	(5,992)	284,560
Decrease in accrued trustees’ fees payable	(12,610)	(13,758)	(551)
Increase/(Decrease) in other payables and accrued expenses	(78,860)	(57,453)	214,500
Net cash provided by/(used in) operating activities	(18,809,575)	14,796,764	(357,688,009)

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in loan payable	0	0	265,000,000
Decrease in collateral for securities on loan	0	(3,525,358)	0
Distributions paid - common shareholders-net	(11,330,121)	(8,192,801)	(30,584,279)
Distributions paid - term preferred shares-net	(618,416)	0	0
Net cash provided by/(used in) financing activities	(11,948,537)	(11,718,159)	234,415,721

Net increase/(decrease) in cash	(30,758,112)	3,078,605	(123,272,288)
Cash, beginning of period	34,451,610	5,638,730	140,095,040
Cash, end of period	$3,693,498	$8,717,335	$16,822,752

Supplemental disclosure of cash flow information:
Cash paid for interest on senior secured notes/leverage facility	$897,100	$–	$1,628,344
Cash paid for interest on securities lending	$–	$146,595	$–

Supplemental schedule of non-cash financing activities:
Common shares issued in reinvestment of distributions to common shareholders	$226,145	$35,918	$905,977

See Notes to Financial Statements.
36	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2013 (Unaudited)		For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Period May 26, 2010 (Commencement of Operations) to December 31, 2010
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$19.31		$18.81	$19.63	$19.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.57		1.36	1.34	0.62
Net realized and unrealized gain/(loss) on investments	(0.07)		0.65	(0.70)	0.64
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income(a)	(0.04)		(0.08)	(0.08)	(0.03)
From net realized gains	–		(0.01)	–	–
Total Income from Investment Operations	0.46		1.92	0.56	1.23

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From ordinary income	(0.55)		(1.23)	(1.23)	(0.66)
From net realized gains	–		(0.19)	(0.15)	–
Total Distributions to Common Shareholders	(0.55)		(1.42)	(1.38)	(0.66)

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in capital	–		–	–	(0.04)
Total Capital Share Transactions	–		–	–	(0.04)

Net asset value per common share - end of period	$19.22		$19.31	$18.81	$19.63

Market price per common share - end of period	$20.02		$20.33	$18.36	$19.96

Total Investment Return - Net Asset Value(b)	2.36%		10.51%	3.05%	6.37%
Total Investment Return - Market Price(b)	1.27%		19.20%	(1.08%)	3.29%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$292,303		$293,459	$285,298	$297,206
Ratio of expenses to average net assets attributable to common shares(c)	2.73%	(d)	2.78%	2.79%	2.41%	(d)
Ratio of net investment income to average net assets attributable to common shares(c)	5.85%	(d)	7.04%	6.91%	5.37%	(d)
Ratio of expenses to average managed assets(c)(e)	1.84%	(d)	1.87%	1.87%	1.83%	(d)
Portfolio turnover rate	52%		74%	94%	55%

TERM PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Term Preferred Shares (000s)	$48,104		$48,109	$48,118	$48,109
Total shares outstanding (000s)	48		48	48	48
Asset coverage per share(f)	$7,092		$7,116	$6,946	$7,194
Liquidation preference per share	$1,000		$1,000	$1,000	$1,000

SENIOR SECURED NOTES:
Aggregate principal amount, end of period (000s)	$96,000		$96,000	$96,000	$96,000
Average borrowings outstanding during the period (000s)	$96,000		$96,000	$96,000	$61,527
Asset coverage, end of period per $1,000	$4,045		$4,057	$3,972	$4,096

Semi-Annual Report | June 30, 2013	37

Blackstone / GSO Senior Floating Rate Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(a)	Calculated using average common shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Ratios do not reflect dividend payments to preferred shareholders.
(d)	Annualized.
(e)	Average managed assets represent net assets applicable to common shares plus liquidation value of Term Preferred Shares and principal value of senior secured notes payable.
(f)	Calculated by subtracting the Fund’s total liabilities (excluding Term Preferred Shares) from the Fund’s total assets and dividing by the number of Term Preferred Shares outstanding.

See Notes to Financial Statements.
38	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2013 (Unaudited)		For the Year Ended December 31, 2012	For the Period January 27, 2011 (Commencement of Operations) to December 31, 2011
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$18.97		$18.10	$19.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.56		1.22	0.86
Net realized and unrealized gain/(loss) on investments	0.04		0.95	(0.74)
Total Income from Investment Operations	0.60		2.17	0.12

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From ordinary income	(0.65)		(1.30)	(0.84)
From tax return of capital	–		–	(0.24)
Total Distributions to Common Shareholders	(0.65)		(1.30)	(1.08)

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in capital	–		–	(0.04)
Total Capital Share Transactions	–		–	(0.04)

Net asset value per common share - end of period	$18.92		$18.97	$18.10

Market price per common share - end of period	$19.65		$18.75	$17.06

Total Investment Return - Net Asset Value(b)	3.22%		12.45%	0.56%
Total Investment Return - Market Price(b)	8.46%		17.92%	(9.48%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$240,373		$240,978	$229,732
Ratio of expenses to average net assets attributable to common shares	1.83%	(c)	1.82%	1.78%	(c)
Ratio of net investment income to average net assets attributable to common shares	5.89%	(c)	6.54%	5.00%	(c)
Portfolio turnover rate	48%		77%	104%

(a)	Calculated using average common shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Annualized.

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2013	39

Blackstone / GSO Strategic Credit Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2013 (Unaudited)		For the Period September 25, 2012 (Commencement of Operations) to December 31, 2012
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$19.19		$19.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.60		0.14
Net realized and unrealized gain/(loss) on investments	(0.05)		0.22
Total Income from Investment Operations	0.55		0.36

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From ordinary income	(0.70)		(0.13)
From net realized gains	–		(0.01)
From tax return of capital	–		(0.09)
Total Distributions to Common Shareholders	(0.70)		(0.23)

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in capital	–		(0.04)
Total Capital Share Transactions	–		(0.04)

Net asset value per common share - end of period	$19.04		$19.19

Market price per common share - end of period	$18.86		$18.55

Total Investment Return - Net Asset Value(b)	2.95%		1.73%
Total Investment Return - Market Price(b)	5.49%		(6.09%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$850,314		$856,376
Ratio of expenses to average net assets attributable to common shares	2.12%	(c)	1.33%	(c)
Ratio of net investment income to average net assets attributable to common shares	6.24%	(c)	2.79%	(c)
Ratio of expenses to average managed assets(d)	1.55%	(c)	1.32%	(c)
Portfolio turnover rate	38%		11%

SENIOR SECURED NOTES:
Aggregate principal amount, end of period (000s)	$390,000		$125,000
Average borrowings outstanding during the period (000s)	$320,220		$125,000	(e)
Asset coverage, end of period per $1,000	$3,180		$7,851

(a)	Calculated using average common shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Annualized.
(d)	Average managed assets represent net assets applicable to common shares plus principal value of senior secured notes payable.
(e)	First borrowing was made on December 27, 2012.

See Notes to Financial Statements.
40	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2013 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone / GSO Senior Floating Rate Term Fund (“BSL”), is a non-diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to GSO /Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL will dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act) may extend the life of BSL. If approved, the dissolution date of BSL may be extended by a period of two years or such shorter time as may be determined. However, the dissolution date of BSL may be extended an unlimited number of times.

Blackstone / GSO Long-Short Credit Income Fund (“BGX”) is a non-diversified closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the 1940 Act on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the Exchange and trade under the ticker symbol “BGX.”

Blackstone / GSO Strategic Credit Fund (“BGB” and collectively with BSL and BGX, the “Funds”) is a newly organized non-diversified closed-end management investment company. BGB was organized as a Delaware statutory trust on March 28, 2012. BGB was registered under the 1940 Act on April 6, 2012. BGB commenced operations on September 26, 2012. Prior to that, BGB had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGB to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGB. BGB’s common shares are listed on the Exchange and trade under the ticker symbol “BGB.”

BGB will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, BGB will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund. Pursuant to BGB’s Agreement and Declaration of Trust, prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the outstanding voting securities entitled to vote (as defined in the 1940 Act), may extend the life of BGB. If approved, the dissolution date of the Fund may be extended by a period of two years or such shorter time as may be determined. However, the dissolution date of the Fund may be extended an unlimited number of times.

BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s assets will be invested in senior secured, floating rate loans (“Senior Loans”).

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high-yield corporate debt securities of varying maturities. BGX’s long positions in loans and fixed-income instruments will typically be rated below investment grade at the time of purchase. BGX’s long positions, either directly or through the use of derivatives, may total up to 130% of BGX’s net assets. BGX‘s short positions, either directly or through the use of derivatives, may total up to 30% of BGX’s net assets.

BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. The Fund will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (‘‘Senior Secured Loans’’) and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB’s assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

Senior Loans, Secured Loans and Senior Secured Loans are referred to collectively as “Loans” throughout the Notes to Financial Statements.

The Funds are classified as “non-diversified” under the 1940 Act. As a result, each fund can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political, or regulatory occurrence.

Semi-Annual Report | June 30, 2013	41

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2013 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of their financial statements is in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and these differences could be material.

Portfolio Valuation: The Funds’ net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Funds calculate NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of each Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Funds.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Corporate bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Total return swaps are marked to market daily using prices of the underlying floating rate loans, which are then applied to the corresponding swap. Prices for the underlying floating rate loans are provided by the same nationally recognized loan pricing service. Credit default swaps are marked to market daily using quotations from pricing services, which are derived using daily swap curves and models that incorporate a number of factors such as the value of the underlying index. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by management under procedures established by, and under the general supervision and responsibility of, the Funds’ Boards of Trustees.

Various inputs are used to determine the value of the Funds’ investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3— Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The valuation techniques used by the Funds to measure fair value during the six months ended June 30, 2013 maximized the use of observable inputs and minimized the use of unobservable inputs. The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Funds’ perceived risk of investing in those securities.

42	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2013 (Unaudited)

The following tables summarize the valuation of the Funds’ investments under the fair value hierarchy levels as of June 30, 2013:

Blackstone / GSO Senior Floating Rate Term Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace and Defense	$–	$8,032,820	$4,096,138	$12,128,958
Automotive	–	7,648,028	1,886,528	9,534,556
Banking, Finance, and Real Estate	–	9,467,787	2,985,000	12,452,787
Beverage, Food and Tobacco	–	11,587,187	2,177,297	13,764,484
Capital Equipment	–	3,574,832	4,702,500	8,277,332
Construction and Building	–	1,671,008	5,928,155	7,599,163
Containers, Packaging and Glass	–	9,117,135	489,593	9,606,728
Energy, Oil and Gas	–	22,394,299	4,652,413	27,046,712
Forest Products and Paper	–	–	1,995,000	1,995,000
Healthcare and Pharmaceuticals	–	41,986,877	4,375,175	46,362,052
High Tech Industries	–	40,285,726	10,604,342	50,890,068
Hotels, Gaming and Leisure	–	14,013,876	1,030,000	15,043,876
Media Advertising, Printing and Publishing	–	7,728,230	1,058,400	8,786,630
Retail	–	28,438,989	6,298,885	34,737,874
Services - Business	–	36,080,617	3,029,999	39,110,616
Utilities Electric	–	–	936,545	936,545
Other	–	105,994,325	–	105,994,325
Corporate Bonds	–	23,808,410	–	23,808,410
Total	$–	$371,830,146	$56,245,970	$428,076,116

Blackstone / GSO Long-Short Credit Income Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace and Defense	$–	$1,741,543	$3,259,716	$5,001,259
Automotive	–	5,994,649	1,131,917	7,126,566
Banking, Finance, and Real Estate	–	2,962,302	1,865,625	4,827,927
Capital Equipment	–	994,074	3,705,000	4,699,074
Construction and Building	–	1,860,887	3,396,342	5,257,229
Consumer Goods Durable	–	8,445,421	1,980,000	10,425,421
Containers, Packaging and Glass	–	3,014,850	326,395	3,341,245
Energy, Oil and Gas	–	4,025,351	2,465,848	6,491,199
Healthcare and Pharmaceuticals	–	13,714,947	2,432,888	16,147,835
High Tech Industries	–	23,892,752	6,880,487	30,773,239
Media Advertising, Printing and Publishing	–	2,207,235	1,407,600	3,614,835
Retail	–	14,871,458	4,366,249	19,237,707
Services - Business	–	14,270,590	1,638,394	15,908,984
Utilities Electric	–	700,440	624,364	1,324,804
Other	–	72,612,335	–	72,612,335
Corporate Bonds	–	75,019,162	–	75,019,162
Total	$–	$246,327,996	$35,480,825	$281,808,821

Other Financial Instruments**
Assets
Total Return Swap Contracts	$–	$33,338	$–	$33,338
Liabilities
Total Return Swap Contracts	–	(182,785)	–	(182,785)
Total	$–	$(149,447)	$–	$(149,447)

All securities of the Fund were valued using Level 1 or Level 2 inputs during the six months ended June 30, 2013. Thus a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for the Fund.

*	For detailed descriptions of classifications, see the accompanying Portfolio of Investments.
**	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments.

Semi-Annual Report | June 30, 2013	43

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2013 (Unaudited)

Blackstone / GSO Strategic Credit Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace and Defense	$–	$17,951,037	$14,331,009	$32,282,046
Automotive	–	10,789,055	3,773,056	14,562,111
Banking, Finance, and Real Estate	–	37,810,993	9,328,125	47,139,118
Capital Equipment	–	10,120,494	6,433,875	16,554,369
Construction and Building	–	–	15,717,540	15,717,540
Containers, Packaging and Glass	–	31,934,842	3,008,782	34,943,624
Energy, Oil and Gas	–	37,180,104	26,132,205	63,312,309
Forest Products and Paper	–	–	1,995,000	1,995,000
Healthcare and Pharmaceuticals	–	87,376,020	16,173,716	103,549,736
High Tech Industries	–	88,191,301	36,236,098	124,427,399
Hotels, Gaming and Leisure	–	22,542,280	3,090,000	25,632,280
Media Broadcasting and Subscription	–	23,333,509	2,476,672	25,810,181
Retail	–	79,219,482	3,984,351	83,203,833
Services - Business	–	50,781,421	23,631,213	74,412,634
Telecommunications	–	46,857,287	2,996,250	49,853,537
Utilities Electric	–	1,996,232	6,150,968	8,147,200
Other	–	220,458,460	–	220,458,460
Corporate Bonds
Telecommunications	–	39,797,769	3,180,000	42,977,769
Other	–	235,882,160	–	235,882,160
Total	$–	$1,042,222,446	$178,638,860	$1,220,861,306

The changes of the fair value of investments for which the Funds have used Level 3 inputs to determine the fair value are as follows:

	Blackstone / GSO Senior Floating Rate Fund	Blackstone / GSO Long-Short Credit Income Fund	Blackstone / GSO Strategic Credit Fund
Investments in Securities	Floating Rate Loan Interests	Floating Rate Loan Interests	Floating Rate Loan Interests	Corporate Bonds	Total

Balance as of December 31, 2012	$65,489,833	$43,588,334	$101,343,064	$–	$101,343,064
Accrued discount/ premium	53,828	15,363	39,732	–	39,732
Realized Gain/(Loss)	160,988	144,240	842,812	–	842,812
Change in Unrealized Appreciation/(Depreciation)	(41,084)	(104,672)	146	–	146
Purchases	20,437,531	14,371,068	99,004,530	–	99,004,530
Sales Proceeds	(21,029,723)	(9,509,886)	(44,399,288)	–	(44,399,288)
Transfer into Level 3	14,836,522	3,538,469	51,329,984	3,180,000	54,509,984
Transfer out of Level 3	(23,661,925)	(16,562,091)	(32,702,120)	–	(32,702,120)

Balance as of June 30, 2013	$56,245,970	$35,480,825	$175,458,860	$3,180,000	$178,638,860

Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2013	$284,963	$52,943	$1,246,243	$(481,424)	$764,819

Information about Level 3 fair value measurements as of June 30, 2013:

Blackstone / GSO Senior Floating Rate Term Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)
Assets
Floating Rate Loan Interests	$56,245,970	Third-party vendor pricing service	Vendor quotes

Blackstone / GSO Long-Short Credit Income Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)
Assets
Floating Rate Loan Interests	$35,480,825	Third-party vendor pricing service	Vendor quotes

44	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2013 (Unaudited)

Blackstone / GSO Strategic Credit Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)
Assets
Floating Rate Loan Interests	$175,458,860	Third-party vendor pricing service	Vendor quotes
Corporate Bonds	$3,180,000	Third-party vendor pricing service	Vendor quotes

The Funds evaluate transfers into or out of Level 1, 2 and 3 as of the end of the reporting period. There were no transfers between Level 1 and 2 during the period. Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were moved from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest income, including accretion of discount and amortization of premium, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

When the Funds sell a floating rate loan interest they may pay an agency fee. The Funds earn facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned. All of these fees are shown on the Statement of Operations under Facility and other fees.

Federal Income Taxes: It is the policy of the Funds to continue to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their earnings to their shareholders. While no federal income tax provision is required, in early 2013 BGX paid an excise tax liability of $32,140 relating to the tax year 2012. No federal income or excise tax provision is required for BSL or BGB.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

As of and during the six month period ended June 30, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Funds make monthly cash distributions of all or a portion of their net investment income to common shareholders. The Funds will distribute to common shareholders at least annually all or substantially all of their net investment income after the payment of dividends and interest, if any, owed with respect to outstanding preferred shares and/or borrowings. The Funds intend to pay any capital gains distributions at least annually. If BSL realizes a long-term capital gain, it will be required to allocate such gain between the common shares and term preferred shares issued by BSL in proportion to the total dividends paid to each class for the year in which the income is realized.

NOTE 3. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER AGREEMENTS

The Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates, “GSO”), is a registered investment adviser and is responsible for the day-to-day management of, and providing administrative and compliance oversight services to, the Funds. GSO is an affiliate of The Blackstone Group L.P. (collectively with its affiliates, “Blackstone”).

For BSL, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BSL’s total assets (including any assets attributable to any leverage used) minus the sum of the BSL’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“Managed Assets”). For BGX, the Adviser receives a monthly fee at the annual rate of 1.20% of the average daily value of BGX’s net assets (total assets of BGX minus liabilities including accrued expenses or dividends). For BGB, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BGB’s Managed Assets.

Each Fund pays every Trustee who is not a director, officer, employee, or affiliate of GSO or ALPS (as defined below), a fee of $16,667 per annum, plus $2,500 per joint meeting of the Board of Trustees. The Chairman of the Audit Committee and Chairman of the Nominating and Governance Committee also each receive $2,500 per annum from each fund. The Lead Independent Trustee receives $2,667 from each Fund. In addition, for each joint meeting of a committee of the Board of Trustees that does not occur on a regular meeting or special meeting of the Funds, the Funds will each pay every committee member $750 for each such committee meeting attended. If such committee meeting is not held jointly, the respective

Semi-Annual Report | June 30, 2013	45

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2013 (Unaudited)

Fund will pay each committee member $1,000 for each such meeting attended. The Funds will also reimburse independent Trustees for travel and out-of-pocket expenses incurred in connection with such meetings.

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Funds. For BSL and BGB, ALPS receives a monthly fee at the annual rate of 0.15% of the average daily value of Managed Assets, subject to a minimum annual fee of $350,000, plus out-of-pocket expenses. For BGX, ALPS receives a monthly fee at the annual rate of 0.18% of the average daily value of BGX’s net assets, also subject to a minimum annual fee of $350,000, plus out-of-pocket expenses. ALPS is not considered an affiliate of the Funds, as defined under the 1940 Act.

The Bank of New York Mellon serves as BSL’s and BGB’s custodian and JP Morgan Chase Bank, National Association serves as BGX’s custodian. Computershare Shareowner Services, LLC, serves as the Funds’ transfer agent. The Bank of New York Mellon, Computershare Shareowner Services, LLC, and JP Morgan Chase are not considered affiliates of the Funds as defined under the 1940 Act.

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the six months ended June 30, 2013, excluding temporary short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Blackstone / GSO Senior Floating Rate Term Fund	$234,526,215	$223,330,836
Blackstone / GSO Long-Short Credit Income Fund	144,161,087	137,383,535
Blackstone / GSO Strategic Credit Fund	716,049,967	444,063,613

NOTE 5. CAPITAL

The Funds have authorized an unlimited number of $0.001 par value common shares.

Transactions in shares were as follows:

Blackstone / GSO Senior Floating Rate Term Fund	For the Six Months Ended June 30, 2013 (Unaudited)	For the Year Ended December 31, 2012
Common shares outstanding - beginning of period	15,193,991	15,166,193
Common shares issued as reinvestment of dividends	11,448	27,798
Common shares outstanding - end of period	15,205,439	15,193,991

Blackstone / GSO Long-Short Credit Income Fund	For the Six Months Ended June 30, 2013 (Unaudited)	For the Year Ended December 31, 2012
Common shares outstanding - beginning of period	12,700,248	12,694,664
Common shares issued as reinvestment of dividends	1,912	5,584
Common shares outstanding - end of period	12,702,160	12,700,248

Blackstone / GSO Strategic Credit Fund	For the Six Months Ended June 30, 2013 (Unaudited)	For the Period September 26, 2012 (Commencement of Operations) to December 31, 2012
Common shares outstanding - beginning of period	44,616,577	5,236
Common shares issued in connection with initial public offering	–	44,605,000
Common shares issued as reinvestment of dividends	47,805	6,341
Common shares outstanding - end of period	44,664,382	44,616,577

46	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2013 (Unaudited)

NOTE 6. SENIOR AND SECURED FLOATING RATE LOANS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. BGX includes first and second lien secured, floating rate loans in its definition of “Secured Loans”. Under normal market conditions, at least 80% of BSL’s Managed Assets will be invested in Senior Loans and 70% of BGX’s managed assets will be invested in Secured Loans. Under normal market conditions, at least 80% of BGB’s Managed Assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. BGX defines its managed assets as net assets plus effective leverage obtained through securities lending, swap contract arrangements, and short selling or other derivative transactions (“BGX Managed Assets”). At June 30, 2013, 88.37% of BSL’s Managed Assets were held in Senior Loans, 75.51% of BGX’s Managed Assets were held in Secured Loans, and 98.40% of BGB’s Managed Assets were held in corporate fixed income instruments including Loans.

Loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (LIBOR), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the net asset value of either Fund. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. At June 30, 2013, BSL, BGX and BGB had invested $18,841,789, $7,447,794 and $69,865,951, respectively, in second lien secured loans. Second lien secured loans are considered Secured Loans for BGX and Senior Secured Loans for BGB, but are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. BSL, BGX and BGB typically invest in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to BSL, BGX and BGB, and such defaults could reduce net asset value and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the risk and valuation committee of the Adviser. The factors considered by the committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets.

BSL, BGX and BGB may acquire Loans through assignments or participations. BSL, BGX and BGB typically acquire these Loans through assignment, and if a Fund acquires a Loan through participation, will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and BSL, BGX or BGB may not be able to unilaterally enforce all rights and remedies under the Loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in a typical situation when BSL, BGX or BGB must acquire a Loan through a

Semi-Annual Report | June 30, 2013	47

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2013 (Unaudited)

participation. None of the Funds had outstanding participations as of June 30, 2013. The Adviser has established a counterparty and liquidity sub-committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution.

NOTE 7. TOTAL RETURN SWAPS

BGX has entered into total return swaps as of June 30, 2013 in an aggregate notional amount equal to $17,890,749. In a total return swap, BGX pays another party a fixed or floating short-term interest rate and receives in exchange the total return of underlying loans or debt securities. If the other party to a total return swap defaults, BGX’s risk of loss consists of the net amount of total return payments that BGX is contractually entitled to receive. BGX bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. BGX is required to post collateral to cover this potential obligation. BGX may use total return swaps for financing, hedging or investment purposes (see further information in Note 9 – Leverage). For the purposes of Managed Assets, BGX will treat the value of a total return swap as the notional amount of the swap.

The periodic swap payments received or made by BGX are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded as unrealized appreciation (depreciation) and shown on BGX’s Statement of Operations. When the swap is terminated, BGX will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and BGX’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions. The Adviser selects only those counterparties that it believes are credit-worthy. BGX segregates sufficient assets as collateral to satisfy the current obligations with respect to total return and credit default swaps, and this is reflected as Deposit held with broker for swap contracts on BGX’s Statement of Assets and Liabilities.

The effect of derivative instruments on the Statements of Assets and Liabilities as of June 30, 2013 is as follows:

Blackstone / GSO Long-Short Credit Income Fund

Risk Exposure	Statements of Assets and Liabilities Location	Asset Derivatives Gross Unrealized Appreciation	Liability Derivatives Gross Unrealized Depreciation

Credit Contracts (Total Return Swap Contracts)	Unrealized appreciation/ (depreciation) on total return swap contracts	$ 33,338	$ 182,785

Total		$ 33,338	$ 182,785

The effect of derivative instruments on the Statements of Operations as of June 30, 2013 is as follows:

Blackstone / GSO Long-Short Credit Income Fund

Risk Exposure	Statements of Operations Location	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/(Depreciation)

Credit Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/change in unrealized appreciation/ (depreciation) on total return swap contracts	$ 408,805	$ 51,143

Total		$ 408,805	$ 51,143

48	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2013 (Unaudited)

NOTE 8. SECURITIES LENDING

BGX may make secured loans of its marginable securities to brokers, dealers and other financial institutions amounting to no more than 30% of its net assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by the Adviser to be of relatively high credit standing.

Loans of securities are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to BGX, as the lender, an amount equal to any dividends or interest received on the securities lent. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan.

BGX invests the cash collateral received in accordance with its investment objectives, subject to BGX’s agreement with the borrower of the securities. In the case of cash collateral, BGX typically pays a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for BGX.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, BGX, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by BGX if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. BGX may also call such loans in order to sell the securities involved. When engaged in securities lending, BGX’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by BGX in permissible investments.

As of June 30, 2013, BGX had securities on loan valued at $48,098,073 and received cash collateral with a value of $48,880,313 representing 20.01% and 20.34% of net assets, respectively.

NOTE 9. LEVERAGE

On August 13, 2010, BSL issued $96 million in aggregate principal amount of senior secured notes and 48,000 term preferred shares with an aggregate liquidation preference of $48 million, both rated “AAA” by Fitch Ratings. The senior secured notes and term preferred shares in combination represent total leverage of approximately 33% of BSL’s Managed Assets. BSL used the proceeds of the offerings to purchase additional assets for BSL’s portfolio. The final maturity date of the senior secured notes and the final redemption date of the term preferred shares is May 31, 2020, which coincides with the scheduled dissolution date of BSL.

Both the senior secured notes and the term preferred shares may be prepaid or redeemed at the option of BSL commencing the second anniversary of issuance. In addition, both the senior secured notes and the term preferred shares are subject to mandatory prepayment or redemption a) if BSL fails to meet certain overcollateralization tests, b) after the expiration of the BSL’s reinvestment period, which ends on May 31, 2017, c) if the senior secured notes and term preferred shares have not been fully prepaid/redeemed six months prior to the final maturity date (May 31, 2020), or d) if BSL fails to pay dividends on the term preferred shares for six consecutive months. Should either the senior secured notes or the term preferred shares be prepaid/redeemed, either through an optional or mandatory prepayment/redemption, the remainder of the term preferred shares or the senior secured notes shall also become payable/redeemable on a pro-rata basis.

In connection with BSL’s issuance of senior secured notes and term preferred shares, certain costs were incurred by BSL and have been recorded as a deferred asset. These costs are being amortized over the period beginning August 13, 2010 (day of issuance) through May 31, 2017, the date on which mandatory prepayments commence. The deferred asset balance as of June 30, 2013 is shown on BSL’s Statement of Assets and Liabilities under Deferred financing costs. The amount of expense amortized during the six months ended June 30, 2013 is shown on BSL’s Statement of Operations under Amortization of deferred financing costs.

The average interest rate of the $144 million aggregate amount of senior secured notes and term preferred shares is 1.78% over 3 month LIBOR. BSL pays quarterly, a floating rate interest of 1.55% over 3 month LIBOR on the senior secured notes and a floating rate dividend of 2.25% over 3 month LIBOR on the term preferred shares. Due to the short term nature of the floating rate payments on the senior secured notes and term preferred shares, face value approximates fair value at June 30, 2013. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2).

BSL may prepay the senior secured notes or term preferred shares in whole or in part at any time on or after the second anniversary of the issuance date at an optional prepayment price. The redemption price per share of the term preferred shares and secured notes, respectively is at a premium to the issuance price. The redemption price is equal to 102% of the issuance price from the second anniversary date of the issuance date to but excluding the third anniversary date of the issuance date, and 101% of the issuance price from the third anniversary date of the issuance

Semi-Annual Report | June 30, 2013	49

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2013 (Unaudited)

date to but excluding the fourth anniversary date of the issuance date and on or after the fourth anniversary date of the issuance date, 100% plus, in each case, an amount equal to accrued, accumulated and unpaid dividends thereon, to, but not including, the applicable redemption date.

According to the governing documents for the senior secured notes and term preferred shares, BSL must adhere to certain limitations and restrictions while the leverage is outstanding. These compliance tests are performed by BSL’s custodian, The Bank of New York Mellon Trust Company. These tests are in addition to any requirements outlined in BSL’s registration statement and the 1940 Act. As of June 30, 2013, BSL was in compliance with all required limitations and restrictions related to its leverage.

The holders of the term preferred shares are entitled to one vote per share and will vote with holders of common stock as a single class, except that the term preferred shares will vote separately as a class on certain matters, as required by law or BSL’s Declaration of Trust. The holders of term preferred shares, voting as a separate class, are entitled at all times to elect two Trustees of BSL.

On December 21, 2012, BGB entered into a Credit Agreement (“Agreement”) with a bank to borrow up to a limit of $425 million pursuant to a 364 day revolving line of credit. Borrowings under the Agreement are secured by the assets of BGB. Interest is charged at a rate of 0.875% above LIBOR, the period commencing on the date of the making of such LIBOR Loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR Loan) and ending on the numerically corresponding day in the calendar month that is one (1) week or one (1), two (2), three (3), six (6) or nine (9) months thereafter, as BGB may elect, or such other period as the lender may agree in its sole and absolute discretion. Under the terms of the Agreement, BGB must pay a commitment fee on any undrawn amounts. The commitment fee payable is 0.15% on the undrawn amounts when drawn amounts exceed 50% of the borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are payable quarterly. The Fund may elect to extend the Agreement for a further 364-day period with the consent of the lending bank. At June 30, 2013, BGB had borrowings outstanding under the Agreement of $390 million at an interest rate of 1.07%. Due to the short term nature of the Agreement, face value approximates fair value at June 30, 2013. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the six months ended June 30, 2013, the average borrowings under the Agreement and the average interest rate were $320,219,780 and 1.07%, respectively.

Under the Agreement, BGB has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agrees to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by BGB’s custodian, The Bank of New York Mellon. As of June 30, 2013, BGB was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares can create risks. Changes in the value of BSL’s and BGB’s portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares. All costs and expenses related to any form of leverage used by BSL and BGB are borne entirely by common shareholders. If there is a net decrease or increase in the value of BSL’s or BGB’s investment portfolio, the leverage may decrease or increase, as the case may be, the net asset value per common share to a greater extent than if BSL or BGB did not utilize leverage. During periods when BSL or BGB is using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if BSL or BGB did not use leverage because the fees paid are calculated on the basis of BSL’s or BGB’s Managed Assets, which include the assets purchased through leverage. As of June 30, 2013, BSL’s and BGB’s effective leverage represented 33.07% and 31.48% of each fund’s Managed Assets, respectively.

BGX currently employs leverage through securities lending arrangements (see Note 8 – Securities Lending) and swap arrangements (see Note 7 – Total Return Swaps). All costs and expenses related to any form of leverage used by BGX are borne entirely by holders of common shares. Although certain forms of effective leverage used by BGX, such as leverage incurred in securities lending, total return and credit default swap arrangements, other derivative transactions or short selling, may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for BGX’s leverage limits. BGX’s use of these forms of effective leverage will not exceed 30% of its net assets. As of June 30, 2013, BGX’s effective leverage represented 25.42% of net assets. BGX’s total leverage and short sale exposure, through securities lending, total return and credit default swap arrangements, other derivative transactions or short selling (including the market value of securities BGX is obligated to repay through short sales even in transactions that do not result in leverage), will not exceed 67% of BGX’s net assets.

Leverage creates risk for the common shareholders, including the likelihood of greater volatility of NAV and market price of the common shares, and may affect the return to the common shareholders or result in fluctuations in the dividends paid on the common shares. To the extent total return exceeds the cost of leverage, the Funds’ return will be greater than if leverage had not been used. Conversely, if the total return derived from the use of leverage is less than the cost of leverage, the Funds’ return will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced. In the latter case, the Adviser in its best judgment nevertheless may determine to maintain the Funds’ leveraged position if it expects that the benefits to the Funds’ common shareholders of maintaining the leveraged position will outweigh the current reduced return.

50	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2013 (Unaudited)

NOTE 10. TAX BASIS DISTRIBUTIONS

Ordinary income (inclusive of short-term capital gains) and long-term capital gains are allocated to common stockholders after payment of the available amounts on any outstanding term preferred shares. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income and long-term capital gains after allocation to any outstanding term preferred shares, these distributions are treated as a tax return of capital. Additionally, to the extent that the amount distributed on any outstanding term preferred shares exceeds the amount of available ordinary income and long-term capital gains, these distributions are treated as a tax return of capital.

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end; accordingly, tax basis balances have not been determined as of June 30, 2013.

As determined on December 31, 2012, certain permanent differences between financial and tax accounting were reclassified. These differences were primarily due to the differing tax treatment of certain investments. The amounts reclassified did not affect net assets. The reclassifications were as follows:

	Increase/(Decrease) Paid-in capital	Increase/(Decrease) Accumulated net investment income/(loss)	Increase/(Decrease) Accumulated net realized gain/(loss)
Blackstone / GSO Senior Floating Rate Term Fund	$ (23,764)	$ (756,241)	$ 780,005
Blackstone / GSO Long-Short Credit Income Fund	(20,278)	1,352,328	(1,332,050)
Blackstone / GSO Strategic Credit Fund	0	0	0

The tax character of distributions paid by the Funds during the fiscal years ended December 31, 2012 were as follows:

Blackstone / GSO Senior Floating Rate Term Fund	2012
Distributions paid from:
Ordinary income	$21,274,807
Long-term capital gain	1,607,742
Total	$22,882,549

Blackstone / GSO Long-Short Credit Income Fund	2012
Distributions paid from:
Ordinary income	$16,455,664
Tax return of capital	0
Total	$16,455,664

Blackstone / GSO Strategic Credit Fund	2012
Distributions paid from:
Ordinary income	$6,586,517
Tax return of capital	3,852,602
Total	$10,439,119

At December 31, 2012, the Funds had available for federal tax purposes unused capital loss carryforwards, which are available to offset future realized gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward losses are as follows:

	Short Term	Long Term
Blackstone / GSO Senior Floating Rate Term Fund	$ 0	$ 0
Blackstone / GSO Long-Short Credit Income Fund	148,416	3,047
Blackstone / GSO Strategic Credit Fund	0	0

Additionally, the Blackstone /GSO Long-Short Credit Income Fund elects to defer to the period ending December 31, 2013, capital losses recognized during the period November 1, 2012 through December 31, 2012 in the amount of $32,571.

Semi-Annual Report | June 30, 2013	51

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2013 (Unaudited)

At December 31, 2012, the components of distributable earnings on a tax basis for the Funds were as follows:

	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund	Blackstone / GSO Strategic Credit Fund
Undistributed ordinary income	$1,132,402	$1,033,002	$0
Accumulated capital gains/(loss)	175,364	(184,034)	0
Unrealized appreciation	2,686,607	932,664	9,838,733
Other Cumulative Effect of Timing Differences	(109,248)	216,746	0
Total	$3,885,125	$1,998,378	$9,838,733

The amount of net unrealized appreciation (depreciation) and the cost of investment securities for tax purposes, including short-term securities at June 30, 2013, were as follows:

	Blackstone / GSO Senior Floating Rate Term Fund		Blackstone / GSO Long-Short Credit Income Fund			Blackstone / GSO Strategic Credit Fund
Gross appreciation on investments (excess of value over tax cost)	$	3,937,764	$	4,235,439	$	10,113,185
Gross depreciation (excess of tax cost over value)		(5,491,334)		(5,021,032)		(8,003,005)
Net unrealized appreciation (depreciation)	$	(1,553,570)	$	(785,593)	$	2,110,180

Cost of investments for income tax purposes	$	429,629,686	$	282,594,414	$	1,218,751,126

NOTE 11. OFFSETTING AGREEMENTS

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of offset that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. The Funds also manage counterparty risk by entering into enforceable collateral arrangements with counterparties to securities lending agreements. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following table presents derivative financial instruments and securties lending arrangements that are subject to enforceable netting arrangements, collateral arrangments or other similar agreements as of June 30, 2013.

				Gross Amounts Not Offset in The Statement of Financial Position
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset In The Statements of Assets And Liabilities	Net Amounts Presented In The Statements of Assets And Liabilities	Financial Instruments*	Cash Collateral Received*	Net Amount
Blackstone / GSO Long-Short Credit Income Fund
Total Return Swap Contracts	$33,338	$–	$33,338	$–	$(33,338)	$33,338
Total	$33,338	$–	$33,338	$–	$(33,338)	$33,338

52	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2013 (Unaudited)

				Gross Amounts Not Offset in The Statement of Financial Position
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset In The Statements of Assets And Liabilities	Net Amounts Presented In The Statements of Assets And Liabilities	Financial Instruments*	Cash Collateral Pledged*	Net Amount
Blackstone / GSO Long-Short Credit Income Fund
Total Return Swap Contracts	$182,785	$–	$182,785	$–	$(182,785)	$–
Securities Lending	48,880,313	–	48,880,313	(48,880,313)	–	–
Total	$49,063,098	$–	$49,063,098	$(48,880,313)	$(182,785)	$–

* These amounts do not include the excess collateral received/pledged.

NOTE 12. SUBSEQUENT EVENTS

Shareholder Distributions for BSL: On July 31, 2013, BSL paid regularly scheduled distributions in the amount of $0.11 per share to shareholders of record as of July 18, 2013.

Shareholder Distributions for BGX: On July 31, 2013, BGX paid regularly scheduled distributions in the amount of $0.108 per share to shareholders of record as of July 18, 2013.

Shareholder Distributions for BGB: On July 31, 2013, BGB paid regularly scheduled distributions in the amount of $0.117 per share to shareholders of record as of July 18, 2013.

Semi-Annual Report | June 30, 2013	53

Blackstone / GSO Funds	Summary of Dividend Reinvestment Plan
June 30, 2013 (Unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “DRIP”), shareholders whose shares are registered in their own name may ‘‘opt-in’’ to the plan and elect to reinvest all or a portion of their distributions in common shares by providing the required enrollment notice to Computershare, the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when the Funds’ Board of Trustees declares a distribution.

When the Funds declare a distribution, shareholders who are participants in the applicable DRIP receive the equivalent of the amount of the distribution in common shares. If you participate in the DRIP, the number of common shares of the Funds that you will receive will be determined as follows:

(1) If the market price of the common shares plus any brokerage commissions on the payable date (or, if the payable date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the ‘‘determination date’’) is equal to or exceeds 98% of the net asset value per common share, the Fund will issue new common shares at a price equal to the greater of:

(a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or

(b) 95% of the market price per common share on the determination date.

(2) If 98% of the net asset value per common share exceeds the market price of the common shares plus any brokerage commissions on the determination date, the DRIP administrator will receive the distribution in cash and will buy common shares in the open market, on the New York Stock Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the net asset value per common share at the close of trading on the New York Stock Exchange on the determination date before the DRIP administrator has completed the open market purchases or (ii) the DRIP administrator is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP administrator will cease purchasing common shares in the open market and the Fund will issue the remaining common shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or (b) 95% of the then current market price per share.

The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common shares in the account of each DRIP participant are held by the DRIP administrator in non-certificated form in the name of the participant, and each shareholder’s proxy includes shares purchased pursuant to the DRIP.

There is no charge to participants for reinvesting regular distributions and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of regular distributions or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such distributions. Shareholders that opt-in to the DRIP will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such shareholder will be automatically reinvested in additional common shares, the average cost of such shareholder’s common shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

You may obtain additional information by contacting the DRIP administrator at the following address: Computershare, Attn: Sales Dept., P.O. Box 358035, Pittsburgh, PA 15252.

54	www.blackstone-gso.com

Blackstone / GSO Funds	Additional Information
June 30, 2013 (Unaudited)

Portfolio Information. The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available (1) on the Funds’ website located at http://www.blackstone-gso.com; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (the “PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Funds are available (1) without charge, upon request, by calling 1-877-876-1121, or (2) on the Funds’ website located at http://www.blackstone-gso.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, or (2) on the Funds’ website located at http://www.blackstone-gso.com, and (3) on the SEC’s website at http://www.sec.gov.

Senior Officer Code of Ethics. The Funds file a copy of their code of ethics that applies to the Funds’ principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to each annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

Privacy Procedures. Privacy is very important to the Funds. To ensure our shareholders’ privacy the Funds have developed policies that are designed to protect confidentiality while allowing their shareholders’ needs to be served. In the course of providing their shareholders with products and services, the Funds may obtain non-public personal information, such as address, social security number, assets and/or income information: (i) in the subscription document and related support documents; (ii) in correspondence and conversations with the Funds or their representatives; and (iii) through transactions in and relating to the investment with the Funds.

The Funds do not disclose any of this personal information about shareholders to anyone other than to their affiliates, except as required for everyday purposes or as permitted by law, such as to their attorneys, auditors, brokers, bankers, regulators, administrators and certain service providers, in each such case, only as necessary to facilitate the acceptance of the shareholder’s investment or the management of the Funds. The Funds will also release information about a shareholder if such shareholder directs the Funds to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

The Funds seek to carefully safeguard private information and, to that end, restrict access to non-public personal information about the shareholders to those employees and other persons who need to know the information to enable the Funds to provide services to the shareholders. The Funds maintain physical, electronic and procedural safeguards to protect each shareholder’s non-public personal information.

Tax Information. Of the ordinary income (including short-term capital gains) distributions made by BSL during the year ended December 31, 2012, 0% qualifies for the dividend received deduction available to stockholders. The amount of long-term capital gains paid for the year ended December 31, 2012 was $1,607,742. For the year ended December 31, 2012, 0% of the taxable investment income qualifies for the 15% dividend tax rate.

Of the ordinary income (including short-term capital gain) distributions made by BGX during the fiscal period ended December 31, 2012, 0% qualifies for the dividend received deduction available to stockholders. The amount of long-term capital gains paid for the fiscal period ended December 31, 2012 was $0. For the fiscal period ended December 31, 2012, 0% of the taxable investment income qualifies for the 15% dividend tax rate.

Of the ordinary income (including short-term capital gain) distributions made by BGB during the fiscal period ended December 31, 2012, 0% qualifies for the dividend received deduction available to stockholders. The amount of long-term capital gains paid for the fiscal period ended December 31, 2012 was $0. For the fiscal period ended December 31, 2012, 0% of the taxable investment income qualifies for the 15% dividend tax rate.

Semi-Annual Report | June 30, 2013	55

Blackstone / GSO Funds	Additional Information
June 30, 2013 (Unaudited)

BSL Meeting of Shareholders – Voting Results

On April 24, 2013, BSL held its Annual Meeting of Shareholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The election of three (3) Trustees of BSL, to hold office for the term indicated and until his successor shall have been elected and qualified.

Election of Gary S. Schpero as Class I Trustee of BSL, term to expire at 2015 Annual Meeting (both common and preferred shareholders vote)

	Number of Shares	% of Shares Voted
Affirmative	10,766,682.151	98.591%
Withheld	153,878.841	1.409%
TOTAL	10,920,560.992	100.00%

Election of Daniel H. Smith, Jr. as Class II Trustee of BSL, term to expire at 2016 Annual Meeting (both common and preferred shareholders vote)

	Number of Shares	% of Shares Voted
Affirmative	10,780,304.060	98.716%
Withheld	140,256.932	1.284%
TOTAL	10,920,560.992	100.00%

Election of Michael F. Holland as Class II Trustee of BSL, term to expire at 2016 Annual Meeting (only preferred shareholders vote)

	Number of Shares	% of Shares Voted
Affirmative	48,000.00	100.00%
Withheld	–	–
TOTAL	48,000.00	100.00%

BGX Meeting of Shareholders – Voting Results

On April 24, 2013, BGX held its Annual Meeting of Shareholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The election of three (3) Trustees of BGX, each to hold office for the term indicated and until his successor shall have been elected and qualified.

Election of Michael F. Holland as Class I Trustee of BGX, term to expire at 2016 Annual Meeting

	Number of Shares	% of Shares Voted
Affirmative	8,870,606.708	97.522%
Withheld	225,423.874	2.478%
TOTAL	9,096,030.582	100.00%

Election of Gary S. Schpero as Class III Trustee of BGX, term to expire at 2015 Annual Meeting

	Number of Shares	% of Shares Voted
Affirmative	9,025,209.007	99.222%
Withheld	70,821.575	0.778%
TOTAL	9,096,030.582	100.00%

Election of Daniel H. Smith, Jr. as Class I Trustee of BGX, term to expire at 2016 Annual Meeting

	Number of Shares	% of Shares Voted
Affirmative	9,079,341.104	99.817%
Withheld	16,689.478	0.183%
TOTAL	9,096,030.582	100.00%

56	www.blackstone-gso.com

Blackstone / GSO Funds	Additional Information
June 30, 2013 (Unaudited)

BGB Meeting of Shareholders – Voting Results

On April 24, 2013, BGB held its Annual Meeting of Shareholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The election of five (5) Trustees of BGB, each to hold office for the term indicated and until his successor shall have been elected and qualified.

Election of Edward H. D’Alelio as Class I Trustee of BGB, term to expire at 2014 Annual Meeting

	Number of Shares	% of Shares Voted
Affirmative	39,216,096.555	98.484%
Withheld	604,062.201	1.516%
TOTAL	39,820,158.756	100.00%

Election of Michael F. Holland as Class III Trustee of BGB, term to expire at 2016 Annual Meeting

	Number of Shares	% of Shares Voted
Affirmative	39,048,104.279	98.062%
Withheld	772,054.477	1.938%
TOTAL	39,820,158.756	100.00%

Election of Thomas W. Jasper as Class II Trustee of BGB, term to expire at 2015 Annual Meeting

	Number of Shares	% of Shares Voted
Affirmative	39,227,628.777	98.512%
Withheld	592,529.979	1.488%
TOTAL	39,820,158.756	100.00%

Election of Gary S. Schpero as Class II Trustee of BGB, term to expire at 2015 Annual Meeting

	Number of Shares	% of Shares Voted
Affirmative	39,137,809.764	98.287%
Withheld	682,348.992	1.713%
TOTAL	39,820,158.646	100.00%

Election of Daniel H. Smith, Jr. as Class III Trustee of BGB, term to expire at 2016 Annual Meeting

	Number of Shares	% of Shares Voted
Affirmative	39,272,136.110	98.624%
Withheld	548,022.646	1.376%
TOTAL	39,820,158.756	100.00%

Semi-Annual Report | June 30, 2013	57

Blackstone / GSO Funds	Approval of Investment Advisory Agreement
June 30, 2013 (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (together, the “Board”) of each of Blackstone / GSO Senior Floating Rate Term Fund (“BSL”) and Blackstone /GSO Long-Short Credit Income Fund (“BGX”, together with BSL, the “Funds” and each a “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve on an annual basis the continuation of the Fund’s investment advisory agreement (the “Agreement”) with the Fund’s investment adviser, GSO /Blackstone Debt Funds Management LLC (the “Adviser”). At meetings (the “Contract Renewal Meetings”) held in person on May 24, 2013 and May 29, 2013, the Board of each Fund, including the Independent Trustees, considered and approved the continuation of the Agreement for an additional one-year term (at the May 24, 2013 meeting, the Board approved the continuation of the Agreement through June 1, 2013 and at the May 29, 2013 meeting, the Board approved the continuation of the Agreement for a one-year term commencing June 1, 2013). To assist in its consideration of the renewal of the Agreement, the Board requested, received and considered a variety of information (together with the information provided at the Contract Renewal Meetings, the “Contract Renewal Information”) about the Adviser, as well as the advisory arrangements for the Funds, certain portions of which are discussed below. The presentation made by the Adviser to the Board of each Fund at the Contract Renewal Meetings in connection with its evaluation of the Agreement encompassed both Funds. In addition to the Contract Renewal Information, the Board received performance and other information since each Fund’s inception related to the services rendered by the Adviser to such Fund. The Board’s evaluation took into account the information received since each Fund’s inception and also reflected the knowledge and familiarity gained as members of the Board with respect to the investment advisory and other services provided to each Fund by the Adviser under its Agreement.

Board Approval of the Agreement

In its deliberations regarding renewal of the Agreement, the Board of each Fund, including the Independent Trustees, considered various factors, including those set forth below.

Nature, Extent and Quality of the Services Provided to each Fund under the Agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Funds by the Adviser under the Agreements since each Fund’s inception. The Board also reviewed Contract Renewal Information regarding the Funds’ compliance policies and procedures established pursuant to the 1940 Act and each Fund’s compliance record since its inception.

The Board reviewed the qualifications, backgrounds and responsibilities of the Funds’ senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of each Fund. The Board also considered, based on its knowledge of the Adviser and its affiliates, the Contract Renewal Information and the Board’s discussions with the Adviser at the Contract Renewal Meetings, the general reputation and investment performance records of the Adviser and its affiliates and the financial resources of the corporate parent of the Adviser, The Blackstone Group L.P., available to support its activities in respect of the Funds.

The Board considered the responsibilities of the Adviser under each Fund’s Agreement, including the Adviser’s coordination and oversight of the services provided to such Fund by other unaffiliated parties.

In reaching its determinations regarding continuation of each Fund’s Agreement, the Board took into account that such Fund’s shareholders, in pursuing their investment goals and objectives, likely considered the reputation and the investment style, philosophy and strategy of the Adviser, as well as the resources available to the Adviser, in purchasing their shares.

The Board concluded that, overall, the nature, extent and quality of the advisory and other services provided to each Fund since each its inception under its Agreement have been of high quality.

Fund Performance

The Board received and considered performance information and analyses (the “Morningstar Performance Information”) for the Funds, as well as for a group of funds identified by the Adviser as comparable to the Funds in their focus on bank loans in their portfolios regardless of asset size (the “Performance Peer Group”), prepared by Morningstar DirectSM (“Morningstar”), an independent provider of investment company data. The Performance Peer Group consisted of eighteen funds, including BSL, BGX and BGB. The Board noted that it had received and discussed with the Adviser information at periodic intervals since each Fund’s inception comparing such Fund’s performance against its benchmarks and its peer funds.

BSL

The Morningstar Performance Information comparing BSL’s performance to that of the Performance Peer Group based on net asset value per share showed, among other things, that BSL’s performance for the 1-year and 2-year periods ended March 31, 2013 and since inception was in the fourth quartile of its Performance Peer Group. The Board also considered BSL’s performance relative to its benchmarks and in absolute terms and noted that BSL outperformed its benchmark for the 1-year and 2-year periods and the period since inception.

BGX

The Morningstar Performance Information comparing BGX’s performance to that of the Performance Peer Group based on net asset value per share showed, among other things, that BGX’s performance for the 1-year period ended March 31, 2013 and since inception was in the fourth quartile of its

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Blackstone / GSO Funds	Approval of Investment Advisory Agreement
June 30, 2013 (Unaudited)

Performance Peer Group. The Board also considered BGX’s performance relative to its benchmarks and in absolute terms and noted that BGX outperformed its benchmark for the 1-year period and the period since inception.

The Board further noted for each Fund that, while its investment program is complex, the Fund’s performance was achieved in a risk-aware manner. In addressing each Fund’s performance relative to its Performance Peer Group, the Adviser explained that the Fund has invested less of its portfolio in low-rated assets (those rated CCC or below or that are unrated) than the average among the other Performance Peer Group funds in light of prevailing conditions and uncertainties in credit markets and interest rate environment. While the higher credit quality orientation of each Fund’s portfolio was appropriate under the circumstances, the Adviser noted that strategy put the Fund at a relative disadvantage during the performance periods measured to the other Performance Peer Group funds maintaining riskier, but higher yielding, portfolios. The Board gave significant weight to the Adviser’s explanation. In assessing Fund performance, the Board also considered the Adviser’s success to date in maintaining each Fund’s level of distributions to shareholders since its inception in light of the low interest rate environment and prevailing credit market conditions. The Board noted, however, that there could be no assurance that the Adviser’s success in this regard would continue in light of the prevailing low interest rate environment and each Fund’s orientation toward a higher credit quality, but lower yielding, portfolio.

Based on its review, the Board concluded that, under the circumstances, each Fund’s performance supported continuation of its Agreement for an additional period of one year.

Management Fees and Expenses

The Board reviewed and considered the investment advisory fee (the “Advisory Fee”) payable under each Fund’s Agreement by each Fund to the Adviser in light of the nature, extent and overall high quality of the investment advisory and other services provided by the Adviser to the Fund.

Additionally, the Board received and considered information and analyses (the “Lipper Expense Information”) prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, comparing the Advisory Fee and each Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper with the input of the Adviser. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of six leveraged loan closed-end funds, as classified by Lipper, including the Funds. The Expense Group funds had net common share assets ranging from $123.1 million to $869.2 million.

BSL

Two of the other funds in the Expense Group were larger than BSL and three of the other funds were smaller. The Lipper Expense Information, comparing BSL’s actual total expenses to the Expense Group, showed, among other things, that the Fund’s actual Advisory Fee (i.e., including the administrator’s fee and giving effect to any voluntary fee waivers implemented by the Adviser with respect to the Fund and by the managers of the other Expense Group funds), whether compared on the basis of common assets only or on the basis of common and leveraged assets, was ranked last (i.e., highest) among the funds in the Expense Group. The Fund’s actual total expenses whether compared on the basis of common assets or on the basis of common and leveraged assets were ranked fifth out of six funds in the Expense Group and were significantly higher than the Expense Group median.

BGX

Four of the other funds in the Expense Group were larger than BGX and one of the other funds was smaller. The Adviser noted that the Lipper report did not consider BGX’s leverage, consisting of total return swaps and securities lending, as a form of leverage for the purposes of the report. The Board concluded that comparisons of BGX’s expenses to Expense Group funds on the basis of common and leverage assets were not meaningful because BGX was not considered in the Lipper report to have leveraged assets and focused on comparisons of BGX’s expenses to Expense Group funds on a common assets basis. The Lipper Expense Information, comparing BGX’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Fund’s actual Advisory Fee (i.e., including the administrator’s fee and giving effect to any voluntary fee waivers implemented by the Adviser with respect to the Fund and by the managers of the other Expense Group funds) compared on the basis of common assets only was ranked third among the funds in the Expense Group and was better (i.e., lower) than the Expense Group median. BGX’s actual total expenses compared on the basis of common assets were ranked second among the funds in the Expense Group and were also better than the Expense Group median.

In addition, in its evaluation of the Advisory Fee for each Fund, the Board took into account the complexity of such Fund’s investment program. The Board further noted that the small number and varying sizes of funds in the Expense Group made meaningful expense comparisons difficult. The Board also considered information provided by the Adviser showing that other Expense Group funds are parts of larger fund complexes than the Funds’ fund complex, which contributes to reduced cost opportunities for those funds owing to economies of scale. The Board also considered information provided by the Adviser showing BSL’s cost of leverage compared to the cost of leverage of other peer funds and noted that newer funds such as BSL tended to have higher costs of leverage than funds of earlier vintage, several of which used low-cost auction rate preferred share leverage, which under current market conditions would not be available to BSL.

The Board also reviewed Contract Renewal Information regarding fees charged by the Adviser to other U.S. clients investing primarily in an asset class similar to that of the Funds, including, where applicable, institutional and separate accounts. The Board was advised that the base fees paid by such institutional, separate account and other clients generally are lower, and may be significantly lower, than the Advisory Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Funds and to these other clients, noting that the Funds were subject to heightened regulatory requirements relative to institutional clients; that the Funds were provided with administrative services, office facilities and Fund

Semi-Annual Report | June 30, 2013	59

Blackstone / GSO Funds	Approval of Investment Advisory Agreement
June 30, 2013 (Unaudited)

officers (including each Fund’s chief executive, chief financial and chief compliance officers); and that the Adviser coordinates and oversees the provision of services to the Funds by other fund service providers. In addition, the Board was advised that several institutional clients pay performance fees, which the Funds do not pay. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Advisory Fee for each Fund was reasonable in light of the nature, extent and overall quality of the investment advisory and other services provided to such Fund under its Agreement.

Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Adviser and its affiliates in providing services to each Fund for the past year and since such Fund’s inception. In addition, the Board received Contract Renewal Information with respect to the Adviser’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability analysis, among other things, indicated that the profitability to the Adviser in providing investment advisory and other services to each Fund was at a level which was not considered excessive by the Board in light of the nature, extent and overall high quality of such services.

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Adviser would realize economies of scale if either the Funds’ assets grow. The Board noted that because each Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of each Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Advisory Fee structure was appropriate under present circumstances.

Other Benefits to the Adviser

The Board considered other benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with each of the Funds and did not regard such benefits as excessive.

* * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of each Fund’s Agreement would be in the interests of the Fund and its shareholders and unanimously voted to continue the Agreement for a period of one additional year.

The principal factor in the Board’s determination at its May 24, 2013 meeting to continue each Agreement until June 1, 2013 was the need to provide continuity of investment adviser services to each Fund pending completion of the Board’s evaluation of each Agreement. Otherwise, no single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of each Agreement for the next year, and each Board member attributed different weights to the various factors. The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meetings, the Board received a memorandum prepared by counsel to the Funds discussing its responsibilities in connection with the proposed continuation of the Agreement as part of the Contract Renewal Information and the Independent Trustees separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Trustees discussed the proposed continuation of each Agreement in a private session with their independent legal counsel at which no representatives of the Adviser were present.

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Blackstone / GSO Funds	Trustees & Officers
June 30, 2013 (Unaudited)

The oversight of the business and affairs of the Funds is vested in the Board of Trustees. The Board of Trustees is classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Trustees in each class to hold office until their successors are elected and qualified. At each annual meeting of shareholders, the successors to the class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The Funds’ executive officers will be chosen each year at a regular meeting of the Board of Trustees to hold office until their respective successors are duly elected and qualified.

Below is a list of the Trustees and officers of the Funds and their present positions and principal occupations during the past five years. The business address of the Funds, the Trustees, the Funds’ officers, and the Adviser is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below.

NON-INTERESTED TRUSTEES

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Edward H. D’Alelio Birth Year: 1952	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2014 BGX: 2014 BGB: 2014	Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where be retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	3	None
Michael Holland Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2016 BGX: 2016 BGB: 2016	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	3	The China Fund, Inc.; The Taiwan Fund, Inc.; State Street Master Funds; Reaves Utility Income Fund.
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2015 BGX:2015 BGB: 2015	Mr. Jasper is the Managing Partner of Manursing Partners LLC. He was Chief Executive Officer of Primus Guaranty, Ltd. from 2001-2010.	3	None
Gary S. Schpero Birth Year: 1953	Trustee, member of Audit Committee and Chairman of Nominating and Governance Committee	Trustee Since: BSL: May 2012 BGX: May 2012 BGB: May 2012 Term Expires: BSL: 2015 BGX:2015 BGB: 2015	Retired. Prior to January 2000, Mr. Schpero was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	3	EQ Advisors Trust

Semi-Annual Report | June 30, 2013	61

Blackstone / GSO Funds	Trustees & Officers
June 30, 2013 (Unaudited)

INTERESTED TRUSTEE(3)

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Daniel H. Smith, Jr. Birth Year: 1963	Chairman of the Board, President, Chief Executive Officer, Trustee and member of Pricing and Valuation Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2016 BGX: 2016 BGB: 2016	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO /Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co- head of RBC Capital Market’s Alternative Investments Unit.	3	None

OFFICERS

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO /Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.
Eric Rosenberg Birth Year: 1968	Chief Financial Officer and Treasurer	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Mr. Rosenberg is a Managing Director and Chief Financial Officer of GSO. He joined GSO in 2008. Prior to that time he spent over 10 years in the prime brokerage business of Goldman, Sachs & Co.
Lee M. Shaiman Birth Year: 1956	Executive Vice President and Assistant Secretary	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Mr. Shaiman is a Managing Director of GSO. Mr. Shaiman joined GSO from Royal Bank of Canada in July 2005 where he was a Managing Partner and Head of Portfolio Management and Credit Research in the Debt Investments group.
Marisa Beeney Birth Year: 1970	Chief Compliance Officer, Chief Legal Counsel and Secretary	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Ms. Beeney is a Managing Director, Chief Legal Officer and Chief Compliance Officer of GSO. From March 2007 to December 2008, she served as Counsel and Director of GSO. Prior to that time she was with the finance group of DLA Piper since 2005.

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Blackstone / GSO Funds	Trustees & Officers
June 30, 2013 (Unaudited)

OFFICERS (continued)

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Jane Lee Birth Year: 1972	Public Relations Officer	Officer Since: BSL: November 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Ms. Lee is a Managing Director of GSO. Ms. Lee joined GSO from Royal Bank of Canada in July 2005, where she was most recently a partner in the Debt Investments Group and was responsible for origination of new CLO transactions and investor relations.

(1)	The address of each Trustee and Officer, unless otherwise noted, is GSO Capital Partners LP, 345 Park Avenue, 31st Floor, New York, NY 10154.
(2)	The “Fund Complex” consists of the Funds, Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund.
(3)	“Interested person” of the Funds as defined in Section 2(a)(19) of the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser.

Semi-Annual Report | June 30, 2013	63

Blackstone / GSO

Trustees	Fund Officers

Daniel H. Smith, Jr.

Chairman of the Board of Trustees

Thomas W. Jasper

Michael Holland

Edward H. D’Alelio

Gary S. Schpero

Investment Manager

GSO / Blackstone Debt Funds

Management LLC

345 Park Avenue, 31st Floor

New York, New York 10154

Administrator

ALPS Fund Services, Inc.

1290 Broadway, 11th Floor

Denver, Colorado 80203

Custodian

BSL & BGB:

The Bank of New York Mellon, N.A.

2 Hanson Place, 8th Floor

Brooklyn, New York 11217

BGX:

J.P. Morgan Chase Bank, N.A.

14201 N. Dallas Pkwy, 2nd Floor

Dallas, Texas 75254

Transfer Agent

Computershare

480 Washington Blvd.

Jersey City, New Jersey 07310

Daniel H. Smith, Jr.

President and Chief Executive Officer

Eric Rosenberg

Chief Financial Officer

Lee M. Shaiman

Executive Vice President and Assistant Secretary

Marisa Beeney

Chief Compliance Officer,

Chief Legal Officer and Secretary

Jane Lee

Public Relations Officer

DRIP Administrator

Computershare

P.O. Box 358035

Pittsburgh, Pennsylvania 15252

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 17th Street, Ste 3600

Denver, Colorado 80202

Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone / GSO Senior Floating Rate Income Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

Information on the Funds is available at www.blackstone-gso.com.

1.877.876.1121 | WWW.BLACKSTONE–GSO.COM

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this Report.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Report.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this Report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended, and Rule 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to Registrant.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Long-Short Credit Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	September 6, 2013

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	September 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone / GSO Long-Short Credit Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	September 6, 2013

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	September 6, 2013